UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Master Intermediate Income Trust

Semiannual report
3 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 16, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

2 Master Intermediate Income Trust

Diversified holdings across a wide range of security types and market sectors

INVESTMENT ALLOCATIONS BY SECURITY TYPE

Securitized
93.0%
Credit
27.2%
Government
12.7%
Equity
0.1%
Cash and net other assets
10.9%

INVESTMENT ALLOCATIONS BY SECTOR

Agency pass-through
29.2%
Commercial MBS
27.4%
Agency collateralized mortgage obligations
22.6%
High-yield corporate bonds
17.5%
Non-agency residential MBS
13.8%
Emerging-market bonds
13.2%
International Treasuries/agency securities
3.5%
Investment-grade corporate bonds
2.3%
Convertible securities
1.8%
Bank loans
1.6%
Equity investments
0.1%
Cash and net other assets
10.9%

Allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Bill, what was the fund’s investment environment like during the reporting period?

The fourth quarter of 2018 and the first quarter of 2019 were mirror images of each other. Investor sentiment became sharply risk-averse during 2018’s fourth quarter, and market volatility spiked. A confluence of factors, including signs of a slowing global economy, the ongoing U.S.–China trade dispute, and ambiguous statements from U.S. Federal Reserve Chair Jerome Powell led to an abrupt downturn in risk assets. Within this environment, yields for credit-sensitive securities rose and yield spreads widened materially.

Sentiment then improved markedly in January and February, following comments from Mr. Powell that mild inflation would give the central bank greater flexibility to set policy in 2019. Market participants also welcomed Powell’s announcement that the Fed was not on a “pre-set” path to push its benchmark rate higher, after hiking rates every quarter in 2018. Progress in U.S.–China trade talks provided a further boost to sentiment across risk-driven markets.

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

After fluctuating in a fairly narrow range in January and February, bond yields around the world declined in March. Central banks signaled that they were willing to keep interest rates low for longer than investors were expecting. In large part, the moves were spurred by signs of slowing economic growth, particularly in the eurozone and China. In the United States, however, where growth remains relatively steady, the Fed’s argument for potentially delaying rate increases until next year has been strengthened by signs that inflationary pressures remain muted.

Which holdings and strategies aided the fund’s performance?

Our global term-structure strategies added the most value this period. The fund’s positive duration positioned it well for declining intermediate- and long-term yields in the eurozone and the United Kingdom. We also benefited as yield curves became flatter in those regions. Holdings of Greek government bonds provided a further meaningful boost to results.

Our mortgage-credit strategies also notably aided performance, rebounding sharply in 2019’s first quarter. The fund’s exposure to commercial mortgage-backed securities [CMBS] via CMBX — an index that references a basket of CMBS issued in a particular year — rallied along with other risk-driven assets during the period’s second half. We maintained a substantial weighting in CMBX for much of the period.

Within our holdings of residential mortgage-backed securities, positions in agency credit-risk transfer securities [CRTs] were a further contributor. CRTs benefited from renewed demand early in 2019, as a more favorable outlook for risk-taking prompted investors to move back into higher-yielding investments. CRTs also received a boost as credit-rating agencies upgraded certain CRT

6 Master Intermediate Income Trust

tranches, recognizing the improved outlook for their underlying collateral.

Elsewhere, holdings of emerging-market debt and our active currency strategies had a neutral impact on performance for the six-month period. Both parts of the portfolio performed poorly during 2018’s fourth quarter but bounced back during the first three months of 2019 as investors reembraced risk.

What about detractors?

Our corporate credit holdings — primarily high-yield bonds — worked against performance this period. The asset class rallied strongly in 2019’s first quarter, fueled by a more dovish Fed, optimism surrounding U.S.–China trade talks, and a substantial rebound in oil prices. However, the rally was not enough to erase the negative impact of the selling pressure that weighed on high yield during the final three months of 2018.

Strategies targeting prepayment risk also detracted. The yield on the 10-year U.S. Treasury — a benchmark for mortgage rates — trended lower from early November to the end of the period. Lower rates increased the incentive for homeowners to refinance their mortgages. This, in turn, increased expectations for faster prepayment speeds on the mortgages underlying our holdings of agency interest-only collateralized mortgage obligations [IO CMOs].

How did you use derivatives during the period?

We used total return swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 7

We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used credit default swaps to help manage the portfolio’s sector exposure and inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

With the Fed, the European Central Bank, and a number of Asian central banks adopting a more conciliatory monetary policy stance, we think there could be an uptick in global economic growth. Various leading indicators are also suggesting this possibility. Overall, we believe the global growth trend will be steady, rather than accelerating.

There has been a considerable amount of press related to the yield curve inverting, meaning shorter-term interest rates become higher than longer-term rates. Historically, an inverted yield curve has preceded recessions by roughly 12 to 18 months. However, our research also shows that roughly 30% of the time, there was no recession following an inversion of the yield curve.

Although the U.S. Treasury yield curve flattened and became slightly inverted at certain points during the second half of the period, we believe the risk of recession in the United States is quite low. In our view, supply-and-demand dynamics are having an outsized influence on the yield curve. For example, there is strong global demand for longer-term bonds to meet benefit obligations for retirees who are living considerably longer than in the past. Also, investors overseas have been buying U.S. bonds

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

due to the extremely low or even negative bond yields in other countries. As a result, we think the predictive value of an inverted yield curve in signaling recession may be weaker than in previous economic cycles.

Given this outlook, how are you positioning the fund?

We continue to favor mortgage credit, prepayment risk, and corporate credit. In our view, the yield premiums provided by CMBS, agency IO CMOs, non-agency residential mortgage-backed securities, and high-yield corporate bonds give the fund an attractive risk/ reward profile.

After de-emphasizing interest-rate risk for many years, we are now taking a more neutral posture, rather than keeping the fund’s duration below zero. As noted above, the fund benefited this period from having a positive duration. Given the late stage of both the economic and credit cycles, along with slowing economic growth, we don’t believe rates are likely to rise substantially over the intermediate term.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

Of special interest

The Trustees of the Putnam Funds approved an amendment to the dividend policy for Putnam closed-end funds to establish targeted distribution rates for common shares effective with the December 2018 record date. Under the policy, Putnam Master Intermediate Income Trust currently expects to make monthly distributions to common shareholders at a distribution rate of $0.030 per share, up from $0.022 per share. The fund’s targeted distribution rate may change from time to time or discontinue, based on market conditions, among other factors.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares —which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.12%	139.24%	9.11%	14.35%	2.72%	22.69%	7.05%	1.51%	0.75%
Market price	6.19	134.84	8.91	22.49	4.14	25.92	7.99	3.17	4.16

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 3/31/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML U.S.
Treasury Bill*	—	4.72%	0.46%	3.86%	0.76%	3.62%	1.19%	2.17%	1.21%
Bloomberg Barclays
Government/Credit	6.19%	46.94	3.92	14.72	2.78	6.50	2.12	4.48	4.76
Bond Index
FTSE Non-U.S. World
Government Bond Index	—	22.17	2.02	–0.29	–0.06	2.62	0.87	–4.55	2.85
JPMorgan Global High
Yield Index†	—	196.43	11.48	26.56	4.82	29.61	9.03	5.26	2.83
Lipper Closed-end General
Bond Funds category	8.04	315.88	13.48	33.96	5.73	30.69	9.21	5.19	1.98
average‡

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 46, 40, 33, 28, 18, and 5 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 11

Fund price and distribution information For the six-month period ended 3/31/19

Distributions
Number		6
Income		$0.164000
Capital gains		—
Total		$0.164000
Share value	NAV		Market price
9/30/18	$4.94		$4.52
3/31/19	4.81		4.54
Current rate (end of period)	NAV		Market price
Current dividend rate*	7.48%		7.93%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic and political risks. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Master Intermediate Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/ Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14 Master Intermediate Income Trust

CMBX Index tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

FTSE Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Master Intermediate Income Trust 15

Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 10, 2017, up to 10% of the fund’s common shares outstanding as of October 9, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Master Intermediate Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 19

The fund’s portfolio 3/31/19 (Unaudited)

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)*	amount	Value
Agency collateralized mortgage obligations (21.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
15.799%, 4/15/37	$36,151	$53,839
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
14.69%, 11/15/35	63,831	92,696
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.079%, 12/15/36	35,440	46,969
Ser. 4813, IO, 5.50%, 8/15/48	2,531,593	539,010
Ser. 4077, Class IK, IO, 5.00%, 7/15/42	2,029,496	352,320
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	996,330	183,559
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	529,440	88,285
Ser. 4016, Class KQ, 4.50%, 11/15/38 [i]	538,912	553,803
IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%),
4.166%, 4/15/40	2,065,843	224,950
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	2,136,798	347,230
Ser. 4425, IO, 4.00%, 1/15/45	2,867,325	506,943
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	1,983,121	448,624
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,325,958	171,253
Ser. 4062, Class DI, IO, 4.00%, 9/15/39	2,027,895	134,252
IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.616%, 4/15/47	1,088,953	223,181
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	5,422,619	782,918
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	3,129,871	449,471
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	2,612,285	347,225
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	851,631	74,482
Ser. 304, Class C37, IO, 3.50%, 12/15/27	833,464	66,633
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	3,690,396	310,241
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,590,172	122,443
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	937,547	47,140
Ser. 4510, Class HI, IO, 3.00%, 3/15/40	3,126,009	213,388
FRB Ser. 57, Class 1AX, IO, 0.374%, 7/25/43 W	1,306,293	13,063
Ser. 3326, Class WF, zero %, 10/15/35 W	994	745
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
24.987%, 7/25/36	54,583	90,416
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
15.086%, 6/25/37	52,349	75,022
IFB Ser. 08-24, Class SP, ((-3.667 x 1 Month US LIBOR) + 23.28%),
14.17%, 2/25/38	38,955	48,621
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
12.794%, 8/25/35	34,998	44,294
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
10.932%, 11/25/34	52,340	59,641
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,388,515	566,442
Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,060,463	421,056
Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	1,250,398	62,457
Ser. 15-30, IO, 5.50%, 5/25/45	3,221,346	683,538
Ser. 374, Class NTL, IO, 5.50%, 8/25/36	87,712	16,842

20 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 378, Class 19, IO, 5.00%, 6/25/35	$260,657	$47,841
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	394,086	86,767
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	2,339,951	233,527
Ser. 366, Class 22, IO, 4.50%, 10/25/35	8,933	189
Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	1,576,293	264,029
Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	1,492,134	256,632
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,691,653	267,640
Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	3,717,643	695,065
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,075,469	153,717
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	882,048	116,730
Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	880,910	128,084
IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
3.965%, 4/25/42	1,127,025	174,629
IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%),
3.915%, 4/25/40	780,153	136,527
IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.665%, 10/25/41	857,894	66,896
IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.615%, 12/25/46	3,073,406	464,853
IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.615%, 5/25/39	9,611,276	1,474,216
Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	2,464,954	307,922
Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
3.465%, 2/25/43	2,008,626	379,128
IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%),
3.415%, 10/25/41	2,615,537	349,828
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	1,297,654	70,611
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,347,925	81,012
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	1,240,780	100,796
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,033,258	46,032
Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	3,556,450	289,104
Ser. 99-51, Class N, PO, zero %, 9/17/29	6,421	5,859
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	947,143	202,262
Ser. 16-42, IO, 5.00%, 2/20/46	2,543,650	510,289
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	3,673,709	478,905
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	4,410,429	935,099
Ser. 14-76, IO, 5.00%, 5/20/44	1,015,544	208,596
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	736,544	158,946
Ser. 12-146, IO, 5.00%, 12/20/42	640,839	139,831
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	979,381	205,791
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	693,900	148,293
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,100,163	666,845
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,588,641	339,572
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	3,168,375	653,402
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	559,685	117,668
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	4,107,980	749,902
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,232,448	226,462

Master Intermediate Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	$3,156,419	$445,844
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	2,289,997	261,197
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	936,018	199,559
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,428,452	289,261
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	1,911,053	294,493
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,371,964	277,922
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	336,505	45,193
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,246,157	236,019
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,338,838	260,538
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	2,342,074	461,108
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,234,619	241,924
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,381,415	273,327
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	864,242	167,749
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	709,268	158,699
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	1,635,697	196,284
Ser. 16-29, IO, 4.00%, 2/16/46	1,204,286	224,298
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	3,629,973	626,316
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,875,116	373,523
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	2,274,039	402,362
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	2,302,068	347,819
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	5,437,948	895,576
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	4,272,154	512,658
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	745,314	133,337
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	3,125,499	386,968
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	674,889	117,491
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	575,447	106,397
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,433,062	258,306
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.662%, 11/20/43	3,092,691	483,233
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.662%, 9/20/43	521,673	83,629
Ser. 17-165, Class IM, IO, 3.50%, 11/20/47	1,972,561	254,520
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	1,298,582	138,377
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	1,618,963	199,942
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	3,827,670	529,788
Ser. 15-111, Class IJ, IO, 3.50%, 8/20/45	2,151,628	300,438
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	3,248,610	505,402
Ser. 13-76, IO, 3.50%, 5/20/43	2,440,737	403,674
Ser. 13-28, IO, 3.50%, 2/20/43	747,410	114,219
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	1,181,508	182,165
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,703,088	258,920
Ser. 13-14, IO, 3.50%, 12/20/42	4,036,544	503,155
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,185,625	177,144
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,620,256	284,073
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,979,221	345,413
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	2,329,672	408,488
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	991,658	176,177
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	2,687,026	289,366

22 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	$3,011,763	$327,680
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	1,618,871	130,371
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	4,505,220	386,323
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
3.112%, 8/20/44	2,521,929	346,765
Ser. 18-H05, Class AI, IO, 2.933%, 2/20/68 W	2,225,671	298,379
Ser. 18-H05, Class BI, IO, 2.85%, 2/20/68 W	4,634,341	615,498
Ser. 17-H08, Class NI, IO, 2.633%, 3/20/67 W	6,137,429	676,345
Ser. 18-H02, Class EI, IO, 2.404%, 1/20/68 W	6,442,446	853,624
Ser. 18-H03, Class XI, IO, 2.375%, 2/20/68 W	4,750,519	626,593
Ser. 17-H06, Class BI, IO, 2.341%, 2/20/67 W	4,684,506	538,718
Ser. 17-H02, Class BI, IO, 2.338%, 1/20/67 W	2,906,213	345,926
Ser. 17-H16, Class FI, IO, 2.318%, 8/20/67 W	3,455,482	410,338
Ser. 16-H22, Class AI, IO, 2.299%, 10/20/66 W	4,474,259	489,936
Ser. 17-H16, Class JI, IO, 2.288%, 8/20/67 W	9,123,214	1,277,250
Ser. 16-H23, Class NI, IO, 2.233%, 10/20/66 W	11,520,394	1,282,220
Ser. 16-H16, Class EI, IO, 2.209%, 6/20/66 W	4,493,443	483,944
Ser. 18-H15, Class KI, IO, 2.206%, 8/20/68 W	4,031,869	554,382
Ser. 17-H12, Class QI, IO, 2.151%, 5/20/67 W	4,190,473	463,630
Ser. 16-H03, Class AI, IO, 2.10%, 1/20/66 W	3,861,575	357,196
Ser. 16-H18, Class QI, IO, 2.087%, 6/20/66 W	3,146,436	372,963
Ser. 17-H19, Class MI, IO, 2.041%, 4/20/67 W	2,334,053	262,581
Ser. 16-H03, Class DI, IO, 2.004%, 12/20/65 W	4,105,393	369,485
Ser. 15-H20, Class CI, IO, 1.954%, 8/20/65 W	4,505,394	447,498
Ser. 16-H17, Class KI, IO, 1.919%, 7/20/66 W	3,061,045	329,062
Ser. 15-H15, Class BI, IO, 1.884%, 6/20/65 W	2,690,685	249,378
Ser. 16-H02, Class HI, IO, 1.866%, 1/20/66 W	5,276,721	425,304
Ser. 15-H25, Class EI, IO, 1.866%, 10/20/65 W	3,367,668	293,661
Ser. 17-H11, Class DI, IO, 1.865%, 5/20/67 W	4,273,332	486,091
Ser. 15-H24, Class AI, IO, 1.857%, 9/20/65 W	3,851,083	354,716
Ser. 15-H20, Class AI, IO, 1.848%, 8/20/65 W	3,919,448	345,303
FRB Ser. 15-H08, Class CI, IO, 1.806%, 3/20/65 W	2,252,876	183,078
Ser. 15-H23, Class BI, IO, 1.748%, 9/20/65 W	4,123,488	335,652
Ser. 17-H09, IO, 1.743%, 4/20/67 W	5,607,959	510,902
Ser. 16-H24, Class CI, IO, 1.707%, 10/20/66 W	2,850,095	229,718
Ser. 17-H16, Class IH, IO, 1.706%, 7/20/67 W	6,312,686	582,206
Ser. 16-H14, IO, 1.693%, 6/20/66 W	4,195,493	273,563
Ser. 13-H08, Class CI, IO, 1.69%, 2/20/63 W	4,155,900	224,003
Ser. 16-H10, Class AI, IO, 1.685%, 4/20/66 W	9,939,858	681,178
Ser. 17-H16, Class IG, IO, 1.658%, 7/20/67 W	8,254,621	794,507
Ser. 16-H06, Class DI, IO, 1.633%, 7/20/65	5,904,075	454,260
Ser. 16-H06, Class CI, IO, 1.573%, 2/20/66 W	5,426,366	352,285
Ser. 14-H21, Class BI, IO, 1.561%, 10/20/64 W	5,923,508	409,314
Ser. 15-H10, Class BI, IO, 1.495%, 4/20/65 W	2,869,821	252,547
Ser. 16-H09, Class BI, IO, 1.446%, 4/20/66 W	5,074,123	495,701
Ser. 15-H26, Class CI, IO, 0.623%, 8/20/65 W	9,788,338	100,820
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,733	1,450
		54,517,124

Master Intermediate Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Commercial mortgage-backed securities (8.9%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	$12,905,879	$129
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.46%, 1/12/45 W	1,039,000	924,710
Ser. 05-PWR7, Class B, 5.142%, 2/11/41 W	470,374	472,161
Ser. 05-PWR7, Class D, 5.142%, 2/11/41 W	441,000	441,763
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.251%, 3/11/39 W	494,365	350,925
FRB Ser. 06-PW14, Class XW, IO, 0.269%, 12/11/38 W	487,348	3,004
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	1,867,841	19
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.757%, 12/15/47 W	409,000	404,747
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	953,005
COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.753%, 10/15/45 W	233,000	205,452
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	333,038
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.455%, 12/15/39 W	980,449	4,873
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C4,
Class C, 5.806%, 9/15/39 W	41,989	41,989
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	133,294	135,654
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.796%, 4/15/50 W	735,000	663,683
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.416%, 6/10/48 W	1,458,185	1,282,503
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	1,324	1,331
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 04-C3, Class X1, IO, 0.901%, 12/10/41 W	3,519,115	19,754
GS Mortgage Securities Corp. II 144A FRB Ser. 05-GG4, Class XC, IO,
1.246%, 7/10/39 W	404,872	121
GS Mortgage Securities Trust 144A
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	160,000	161,775
FRB Ser. 14-GC24, Class D, 4.53%, 9/10/47 W	1,259,000	1,129,052
FRB Ser. 13-GC10, Class E, 4.398%, 2/10/46 W	583,000	480,787
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.822%, 2/15/47 W	1,183,000	1,102,015
FRB Ser. C14, Class D, 4.564%, 8/15/46 W	647,000	599,627
FRB Ser. 14-C18, Class E, 4.322%, 2/15/47 W	407,000	313,835
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	1,092,188
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	522,309
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.169%, 4/15/46 W	417,000	360,883
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.106%, 2/12/51 W	398,000	397,005
FRB Ser. 11-C3, Class F, 5.662%, 2/15/46 W	410,000	406,324
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	363,000	333,488
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	841,000	681,186
FRB Ser. 07-CB20, Class X1, IO, zero %, 2/12/51 W	2,546,082	25

24 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.686%, 9/15/39 W	$849,053	$10,369
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.128%, 4/20/48 W	443,000	406,754
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 4.973%, 12/15/49 W	306,263	282
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	579,854	547,325
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.365%, 8/15/46 W	900,000	472,500
FRB Ser. 13-C11, Class F, 4.365%, 8/15/46 W	496,000	178,257
FRB Ser. 13-C10, Class D, 4.085%, 7/15/46 W	485,000	465,097
FRB Ser. 13-C10, Class E, 4.085%, 7/15/46 W	1,316,000	1,116,818
FRB Ser. 13-C10, Class F, 4.085%, 7/15/46 W	609,000	506,271
Ser. 14-C15, Class F, 4.00%, 4/15/47	250,000	206,382
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	333,809
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	407,504	111,925
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	700,000	661,788
Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F,
5.745%, 1/11/43 W	216,138	216,678
STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/20 (Cayman
Islands) (In default) † W	193,000	19
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	558,952	40,300
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.893%, 5/10/63 W	622,000	433,910
Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C34, IO,
0.091%, 5/15/46 W	2,193,536	476
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.287%, 7/15/46 W	188,000	169,759
Ser. 14-LC16, Class D, 3.938%, 8/15/50	889,000	726,764
WF-RBS Commercial Mortgage Trust 144A
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	2,524,000	1,731,229
Ser. 13-C12, Class E, 3.50%, 3/15/48	126,000	103,128
		22,259,200
Residential mortgage-backed securities (non-agency) (13.7%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 4.224%, 11/27/36 W	1,143,401	960,457
FRB Ser. 12-RR5, Class 4A8, (1 Month US LIBOR + 0.17%),
2.66%, 6/26/35	2,469	2,467
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, (1 Month US LIBOR +
2.93%), 5.411%, 4/25/34	172,299	187,195
Chevy Chase Funding LLC Mortgage-Backed Certificates 144A FRB
Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 2.666%, 11/25/47	205,995	174,941
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.836%, 3/25/37	1,164,317	992,639

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A1, (1 Month US LIBOR + 1.50%),
3.897%, 9/25/35	$331,972	$327,103
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.357%, 8/25/46	178,586	158,261
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.337%, 6/25/46	511,915	463,225
FRB Ser. 06-OA7, Class 1A1, 3.008%, 6/25/46 W	385,945	335,270
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
2.836%, 9/25/35	560,072	527,578
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%),
2.826%, 2/25/37	423,768	234,290
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.818%, 11/20/35	418,547	398,800
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
2.676%, 8/25/46	467,766	406,956
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.676%, 8/25/46	2,899,001	2,486,183
FRB Ser. 07-OA8, Class 2A1, (1 Month US LIBOR + 0.18%),
2.666%, 6/25/47	537,596	426,174
CSMC Trust 144A FRB Ser. 10-18R, Class 6A4, 4.05%, 9/28/36 W	2,000,000	1,996,180
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 12.986%, 5/25/28	267,009	350,432
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 12.486%, 7/25/28	895,311	1,159,046
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.836%, 4/25/28	660,950	850,612
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 10.036%, 12/25/27	438,973	512,886
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 6.336%, 3/25/29	250,000	275,922
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 4.786%, 9/25/30	1,300,000	1,297,376
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 6.186%, 12/25/30	650,000	639,928
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 5.136%, 1/25/49	188,000	190,330
Structured Agency Credit Risk Debt FRN Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.937%, 3/25/49	322,000	323,536
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.736%, 9/25/28	1,027,073	1,470,530
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 14.236%, 10/25/28	569,338	801,595
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 14.236%, 8/25/28	529,333	723,532
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 13.236%, 1/25/29	119,763	150,628

26 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.386%, 10/25/28	$1,599,489	$1,808,764
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.186%, 4/25/28	1,344,911	1,537,873
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 8.036%, 4/25/28	70,709	78,793
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.986%, 9/25/29	542,000	613,246
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 7.486%, 7/25/25	812,131	904,726
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.486%, 7/25/25	301,753	331,530
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 7.336%, 10/25/29	1,280,000	1,428,586
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 4/25/29	69,000	76,411
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	22,480	24,173
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 6.136%, 9/25/29	70,000	75,427
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 6.086%, 1/25/30	140,000	143,458
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 6.036%, 7/25/30	895,000	882,018
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 6.036%, 7/25/29	350,000	375,869
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 5.036%, 12/25/30	250,000	251,670
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 4.586%, 3/25/31	99,000	97,604
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.936%, 7/25/31	110,000	110,404
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.786%, 8/25/31	270,000	271,714
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.666%, 5/25/36	610,247	263,913
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 2.796%, 5/25/37	380,448	278,850
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 3.002%, 5/19/35	344,809	218,220
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 2.686%, 6/25/37	588,077	338,192
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	330,000	321,156
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 3.439%, 2/26/37	428,035	377,984
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR
+ 0.80%), 3.281%, 8/25/35	124,075	118,842

Master Intermediate Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (44.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month US LIBOR
+ 2.85%), 5.336%, 7/25/28 (Bermuda)	$800,000	$802,750
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 5.186%, 3/25/28 (Bermuda)	620,000	634,570
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 2.701%, 5/25/46	322,349	303,008
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
2.696%, 8/25/36	443,669	397,084
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%),
2.606%, 8/25/36	370,614	338,408
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 4.193%, 12/25/35 W	156,629	156,449
FRB Ser. 05-AR10, Class 1A3, 4.117%, 9/25/35 W	423,991	426,844
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.976%, 10/25/45	276,333	272,808
FRB Ser. 05-AR19, Class A1C4, (1 Month US LIBOR + 0.40%),
2.886%, 12/25/45	269,731	266,062
FRB Ser. 05-AR19, Class A1B3, (1 Month US LIBOR + 0.35%),
2.836%, 12/25/45	209,274	203,052
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.079%, 4/25/36 W	349,573	353,068
FRB Ser. 06-AR2, Class 1A1, 4.887%, 3/25/36 W	340,458	340,074
		34,247,672
Total mortgage-backed securities (cost $111,346,827)		$111,023,996

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (36.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.0%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 4/1/49	$8,000,000	$8,306,875
4.00%, TBA, 4/1/49	4,000,000	4,130,000
		12,436,875
U.S. Government Agency Mortgage Obligations (31.1%)
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 4/1/49	3,000,000	3,201,094
4.00%, TBA, 4/1/49	29,000,000	29,824,688
3.50%, TBA, 5/1/49	2,000,000	2,025,391
3.50%, TBA, 4/1/49	40,000,000	40,537,500
3.00%, TBA, 4/1/49	2,000,000	1,990,781
		77,579,454
Total U.S. government and agency mortgage obligations (cost $89,024,219)		$90,016,329

	Principal
U.S. TREASURY OBLIGATIONS (0.0%)*	amount	Value
U.S. Treasury Inflation Index Notes 0.875%, 2/15/47 [i]	$123,014	$121,974
Total U.S. treasury obligations (cost $121,974)		$121,974

28 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (27.4%)*		amount	Value
Basic materials (3.4%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23		$191,000	$206,996
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21		40,000	41,000
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		26,000	28,698
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24		300,000	300,375
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23		108,000	112,320
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25		97,000	91,665
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25		226,000	236,238
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		178,000	174,885
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		242,000	238,370
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		175,000	172,375
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		160,000	158,848
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		104,000	100,294
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)		490,000	504,700
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		56,000	55,632
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		63,000	66,308
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		144,000	148,873
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25		45,000	43,088
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		274,000	254,820
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)		250,000	245,313
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)		250,000	249,063
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	335,000	351,165
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)		$200,000	191,000
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)		150,000	159,000
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26		320,000	325,600
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27		113,000	115,543
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		167,000	163,298
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22		66,000	69,630
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		124,000	123,690
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		53,000	55,120
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		94,000	96,115

Master Intermediate Income Trust 29

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Basic materials cont.
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	$75,000	$73,500
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)	30,000	31,500
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	241,000	216,599
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	455,000	465,238
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	163,000	158,925
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	259,000	293,641
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	165,000	165,413
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	361,000	368,671
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	45,000	43,988
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	50,000	51,625
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	20,000	20,325
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	305,000	309,968
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	30,000	29,965
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	175,000	169,491
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	160,000	157,600
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	55,000	50,875
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	155,000	156,938
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	119,000	121,618
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	172,000	173,828
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	94,000	95,457
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	122,000	129,625
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	220,000	233,750
		8,598,562
Capital goods (1.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	339,000	323,321
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	280,000	294,700
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	105,000	106,575
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	67,000	68,109
Berry Global, Inc. 144A notes 4.50%, 2/15/26	39,000	37,058
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	49,000	54,145
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	111,000	115,301

30 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.		amount	Value
Capital goods cont.
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		$156,000	$161,460
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26		150,000	150,720
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		150,000	166,500
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		202,000	202,505
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		177,000	185,408
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)		105,000	99,225
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		121,000	121,605
Nordex SE sr. unsec. notes Ser. REGS, 6.50%, 2/1/23 (Germany)	EUR	100,000	111,133
Novafives SAS sr. notes Ser. REGS, 5.00%, 6/15/25 (France)	EUR	100,000	99,608
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$95,000	97,494
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26		25,000	25,500
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27		110,000	110,275
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25		300,000	296,250
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26		80,000	82,400
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26		310,000	319,300
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25		105,000	105,788
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)		49,000	42,263
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		39,000	39,589
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26		165,000	163,325
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		242,000	252,043
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24		122,000	121,390
			3,952,990
Communication services (3.5%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		200,000	204,500
Altice France SA 144A sr. bonds 6.25%, 5/15/24 (France)		540,000	544,050
Altice Luxembourg SA company guaranty sr. unsec. sub. notes
Ser. REGS, 6.25%, 2/15/25 (Luxembourg)	EUR	100,000	102,569
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)		$280,000	280,000
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20		150,000	156,750
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		276,000	284,970
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		109,000	113,633

Master Intermediate Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	$49,000	$51,266
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	360,000	368,456
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	30,000	31,031
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	35,000	35,798
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	317,000	308,187
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	20,000	17,734
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	310,000	314,650
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	360,000	384,750
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	505,000	541,133
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	331,000	331,414
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	235,000	149,225
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	385,000	323,400
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	169,000	177,501
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	40,000	42,138
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	90,000	59,231
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	188,000	174,840
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	103,000	91,186
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	6,000	6,255
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	220,000	222,475
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	264,000	263,340
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	40,000	41,700
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	105,000	108,413
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	883,000	924,943
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	290,000	304,500
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	200,000	208,260
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	156,000	160,290
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	32,000	33,080
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	45,000	45,506
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	135,000	133,819
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	55,000	54,970

32 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.		amount	Value
Communication services cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. bonds Ser. REGS, 6.25%, 1/15/29 (Germany)	EUR	288,900	$359,321
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$363,000	373,890
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		75,000	76,500
Virgin Media Secured Finance PLC company guaranty sr. notes
Ser. REGS, 5.125%, 1/15/25 (United Kingdom)	GBP	100,000	132,660
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	150,660
			8,688,994
Consumer cyclicals (5.2%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		$281,000	253,954
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		57,000	51,443
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		155,000	144,894
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		38,000	38,523
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		90,000	92,925
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		155,000	158,875
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		64,000	64,061
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		125,000	127,813
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		347,000	345,265
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		72,000	73,080
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		190,000	193,192
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		127,000	129,699
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		103,000	94,091
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		215,000	207,071
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26		20,000	20,300
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		85,000	88,945
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		235,000	237,515
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		101,000	102,788
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		187,000	198,688
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		145,000	145,392

Master Intermediate Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Consumer cyclicals cont.
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	$200,000	$202,250
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	216,000	215,713
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	288,000	204,480
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	65,000	67,925
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	265,000	275,600
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	35,000	34,825
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	34,000	32,853
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	268,000	257,280
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	104,000	111,540
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	227,000	233,810
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	60,000	62,850
JC Penney Corp., Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	100,000	84,250
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	75,000	70,688
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	85,000	80,750
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	74,000	78,533
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	181,000	186,204
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	115,000	120,463
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	141,000	141,881
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	304,000	313,880
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	158,000	161,160
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	112,000	109,060
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	200,000	210,000
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	175,000	183,313
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	147,000	156,923
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	278,000	282,518
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	512,000	519,680
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	81,000	77,861

34 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.		amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22		$215,000	$212,313
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25		135,000	138,375
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24		150,000	153,375
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24		129,000	130,130
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		110,000	106,975
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22		192,000	195,120
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26		107,000	105,395
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24		124,000	123,380
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26		320,000	329,600
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27		35,000	35,831
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26		98,000	99,348
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		233,000	233,583
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		147,000	150,663
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		262,000	275,323
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26		165,000	168,407
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24		100,000	100,875
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24		117,000	121,241
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27		367,000	367,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27		225,000	222,480
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24		270,000	266,792
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25		105,000	105,788
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22		5,000	5,113
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25		98,000	102,615
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24		244,000	250,100
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		10,000	9,550
Star Merger Sub, Inc. 144A sr. notes 6.875%, 8/15/26		55,000	56,238
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25		125,000	123,516
Tendam Brands SAU sr. notes Ser. REGS, 5.00%, 9/15/24 (Spain)	EUR	100,000	112,497
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24		$141,000	141,705

Master Intermediate Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Consumer cyclicals cont.
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	$125,000	$127,578
Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23	220,000	208,313
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	95,000	88,469
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	190,000	182,875
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	104,000	89,606
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	123,000	125,153
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	78,000	80,048
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	101,000	97,970
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	110,000	111,925
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	276,000	260,820
		13,060,889
Consumer staples (1.0%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	175,000	172,813
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	125,000	125,469
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	125,000	123,750
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	100,000	102,875
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	104,000	93,340
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	10,000	10,650
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	45,000	46,125
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	103,000	108,150
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	227,000	228,135
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	326,000	320,703
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	130,000	131,219
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	130,000	132,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	80,000	78,600
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	157,000	159,159
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	37,000	37,416

36 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Consumer staples cont.
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	$186,000	$187,395
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	120,000	118,800
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	60,000	64,875
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	120,000	126,750
		2,368,824
Energy (6.2%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	34,000	35,573
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	20,000	7,400
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	68,000	68,935
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	192,000	192,720
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	172,000	174,150
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	64,000	70,099
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	68,000	65,365
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	60,000	56,400
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	205,000	160,987
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	99,000	107,663
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	253,000	265,334
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	54,000	53,190
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	113,000	115,260
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	26,000	25,415
Comstock Resources Inc. 144A company guaranty sr. unsec. notes
9.75%, 8/15/26	130,000	119,600
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	188,000	173,900
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	124,000	129,270
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	127,000	123,508
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	43,000	36,711
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	317,000	330,869
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	65,000	66,450
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	224,000	234,640
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	60,000	61,500
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	164,000	179,015

Master Intermediate Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Energy cont.
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.50%, 6/1/27	$337,000	$365,117
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	100,000	84,375
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	232,000	82,360
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	87,000	70,688
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	245,000	249,288
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	227,000	234,945
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	137,000	121,245
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	22,000	20,515
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	44,000	40,700
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	130,000	128,073
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	140,000	125,472
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	20,000	19,090
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	96,000	102,480
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	55,000	56,788
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	56,000	50,420
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	86,000	79,765
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	33,000	33,000
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	191,000	192,910
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	125,000	119,063
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	925,000	961,753
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	205,650
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,216,000	1,338,026
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	360,000	385,650
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	222,000	234,765
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	475,000	481,650
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	664,000	673,960
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	399,000	88,778
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	824,000	173,040

38 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
6.50%, 1/23/29 (Mexico)	$650,000	$645,562
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.375%, 3/13/22 (Mexico)	269,000	274,792
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	941,000	949,008
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	2,171,000	2,018,561
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	88,000	87,258
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	85,000	89,605
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	105,000	103,819
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	175,000	192,855
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	168,000	139,020
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	71,000	63,634
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	20,000	2
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	50,000	47,500
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	72,000	66,600
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	96,000	96,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	125,000	125,349
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	83,000	81,859
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	35,000	38,019
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	60,000	64,725
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	89,775	91,009
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	40,000	41,600
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	5,000	5,331
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	110,000	112,888
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	35,000	35,569
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	22,000	21,340
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	85,000	83,300
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	27,000	30,375
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	106,000	107,590
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	145,000	150,438
		15,337,128

Master Intermediate Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.		amount	Value
Financials (2.6%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22		$336,000	$339,780
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		899,000	957,534
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)		200,000	197,843
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25		75,000	80,430
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		79,000	82,851
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		242,000	257,500
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		34,000	35,403
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20		105,000	103,425
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		304,000	314,640
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)		200,000	228,053
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26		55,000	55,913
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		160,000	158,933
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		75,000	74,737
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		110,000	97,625
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		118,000	104,725
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		115,000	120,319
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		79,000	82,547
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)		95,000	99,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		95,000	99,038
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		95,000	97,456
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		23,000	23,219
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		215,000	217,688
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22		15,000	16,125
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)		200,000	193,500
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		165,000	165,619
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		55,000	53,969
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		200,000	202,560
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		50,000	47,000
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	100,000	128,956
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		$35,000	35,569
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		100,000	103,000

40 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.		amount	Value
Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		$48,000	$48,000
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		170,000	154,700
Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)		100,000	102,644
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		60,000	61,087
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		332,000	342,375
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22		74,000	76,590
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		150,000	149,250
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		178,000	166,430
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		83,000	78,020
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)		148,000	159,840
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		200,000	206,250
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		236,000	217,120
			6,538,013
Health care (2.1%)
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		140,000	153,202
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		150,000	159,000
Bausch Health Cos, Inc. 144A sr. notes 5.75%, 8/15/27		40,000	41,012
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	113,142
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$40,000	40,850
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		115,000	124,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		160,000	158,400
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23		154,000	155,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		160,000	169,280
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		125,000	129,375
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		175,000	183,365
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		130,000	132,275
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		60,000	62,625
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		468,000	440,341
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		105,000	69,825

Master Intermediate Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	$55,000	$52,800
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	363,000	388,943
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	125,000	132,524
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	55,000	60,638
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	160,000	163,000
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	185,000	200,263
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	143,000	111,540
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	120,000	124,573
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	30,000	29,663
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	110,000	111,513
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	249,000	251,366
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	45,000	44,719
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	498,000	511,073
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	75,000	75,116
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	231,000	239,374
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	55,000	57,093
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	201,623
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	200,000	200,667
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	75,000	77,625
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	45,000	47,081
		5,214,736
Technology (0.8%)
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	400,000	430,220
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	131,000	138,906
First Data Corp. 144A notes 5.75%, 1/15/24	343,000	352,690
First Data Corp. 144A sr. notes 5.375%, 8/15/23	165,000	168,506
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	48,000	42,762
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	48,000	50,940
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	95,000	98,097
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	77,000	77,770
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	96,000	96,720

42 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.		amount	Value
Technology cont.
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25		$438,000	$421,028
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26		180,000	171,900
			2,049,539
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		229,000	230,145
			230,145
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25		665,000	689,938
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27		163,000	169,551
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23		70,000	70,875
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23		60,000	60,600
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		252,000	250,740
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		86,000	85,570
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		35,000	35,788
GenOn Energy, Inc./NRG Americas, Inc. company guaranty sub.
FRN (BBA LIBOR USD 6 Month + 6.50%), 9.392%, 12/1/23		30,785	30,554
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		122,000	134,200
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27		176,000	189,420
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28		55,000	58,300
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F		90,000	360
Vistra Energy Corp. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		108,000	114,212
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26		78,000	85,020
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27		68,000	70,720
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26		168,000	174,720
			2,220,568
Total corporate bonds and notes (cost $68,520,539)			$68,260,388

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (12.4%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		$750,000	$603,750
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		2,125,000	2,139,578
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		1,280,000	1,300,800
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		400,000	293,000
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		75,000	61,031
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 45.784%, 5/31/22 (Argentina)	ARS	7,745,000	169,677

Master Intermediate Income Trust 43

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (12.4%)* cont.		amount	Value
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$2,140,000	$1,570,225
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		682,667	661,333
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		2,576,000	2,152,838
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		1,460,000	1,178,950
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		547,000	473,981
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		170,000	176,375
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		105,000	123,375
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		550,000	602,938
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	743,125
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 5.577%,
2/21/23 (Egypt)		315,000	312,638
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		890,000	883,325
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		300,000	291,000
Hellenic (Republic of) sr. unsec. notes 3.45%, 4/2/24 (Greece)	EUR	637,000	743,087
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	446,000	511,738
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	3,716,744	4,314,641
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	2,427,822	2,837,031
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		$1,020,000	1,076,100
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%,
1/15/25 (Indonesia)		360,000	368,547
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	211,244
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		650,000	671,120
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		560,000	559,995
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		375,000	365,156
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		1,300,000	1,267,500
Russia (Federation of) sr. unsec. unsub. notes Ser. REGS, 4.50%,
4/4/22 (Russia)		1,400,000	1,440,254
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	205,750
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)	EUR	400,000	416,000
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		$360,000	350,384

44 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (12.4%)* cont.	amount	Value
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	$1,115,000	$1,133,831
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	798,000	234,413
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	371,000	106,663
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,292,000	377,910
Total foreign government and agency bonds and notes (cost $32,066,906)		$30,929,303

PURCHASED SWAP OPTIONS OUTSTANDING (3.4%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		$3,698,000	$335,557
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		3,698,000	302,348
Citibank, N.A.
2.41/3 month USD-LIBOR-BBA/Apr-21	Apr-19/2.41		62,950,700	92,538
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	202,142
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	152,964
0.025/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.025	EUR	33,740,500	147,987
(0.065)/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/-0.065	EUR	33,740,500	84,780
2.10625/3 month USD-LIBOR-BBA/Apr-24	Apr-19/2.10625		$44,660,300	36,621
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		11,760,300	925,300
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	7,733,000	694,914
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	3,085,000	590,032
3.096/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		$9,408,200	579,075
1.288/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	4,509,200	347,549
2.56/3 month USD-LIBOR-BBA/Feb-22	Feb-20/2.56		$31,304,800	246,995
2.486/3 month USD-LIBOR-BBA/Jan-22	Jan-20/2.486		31,304,800	217,881
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	175,214
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	172,901
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	170,904
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	168,496
(3.162)/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		11,760,300	118,544
(1.288)/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	4,509,200	108,499
(2.486)/3 month USD-LIBOR-BBA/Jan-22	Jan-20/2.486		$31,304,800	73,566
(2.56)/3 month USD-LIBOR-BBA/Feb-22	Feb-20/2.56		31,304,800	61,044
(3.096)/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		9,408,200	18,628
(3.095)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.095		23,520,500	3,058
(1.516)/3 month GBP-LIBOR-BBA/Apr-29	Apr-19/1.516	GBP	8,362,100	762
Morgan Stanley & Co. International PLC
3.02/3 month USD-LIBOR-BBA/Aug-20	Aug-19/3.02		$79,389,400	462,046
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,150,300	439,782
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,150,300	434,174
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,150,300	433,891
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		5,944,600	256,272
2.764/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		5,944,600	252,943

Master Intermediate Income Trust 45

PURCHASED SWAP OPTIONS OUTSTANDING (3.4%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Morgan Stanley & Co. International PLC cont.
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		$5,944,600	$107,122
(2.764)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		5,944,600	106,824
(0.60)/6 month EUR-EURIBOR-Reuters/Apr-29	Apr-19/0.60	EUR	5,050,600	4,476
(0.80)/6 month EUR-EURIBOR-Reuters/May-29	May-19/0.80	EUR	32,924,200	3,693
(3.0975)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.0975		$23,520,500	3,058
NatWest Markets PLC
(1.52)/3 month GBP-LIBOR-BBA/Apr-29	Apr-19/1.52	GBP	6,488,300	507
Total purchased swap options outstanding (cost $7,630,890)				$8,533,087

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.37	$8,624,889	GBP	6,622,050	$54,483
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	8,759,000		$8,759,000	9
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Call)	Apr-19/$94.56	15,000,000		15,000,000	369,105
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	May-19/99.63	19,000,000		19,000,000	59,888
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/101.44	12,000,000		12,000,000	48,936
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/101.19	12,000,000		12,000,000	34,176
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/101.07	12,000,000		12,000,000	28,224
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/101.32	12,000,000		12,000,000	41,076
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/99.82	12,000,000		12,000,000	3,120
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/99.69	12,000,000		12,000,000	2,424
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/99.94	12,000,000		12,000,000	3,984
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/99.57	12,000,000		12,000,000	1,872
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Apr-19/100.00	9,000,000		9,000,000	9
Total purchased options outstanding (cost $542,758)					$647,306

46 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (1.8%)*	amount	Value
Basic materials (—%)
Patrick Industries, Inc. cv. sr. unsec. notes 1.00%, 2/1/23	$40,000	$35,700
		35,700
Capital goods (0.1%)
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	73,000	67,167
Fortive Corp. 144A cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	25,000	26,276
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	21,000	12,819
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	36,000	37,660
Kaman Corp. cv. sr. unsec. notes 3.25%, 5/1/24	47,000	51,696
		195,618
Communication services (0.1%)
8x8, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/24	18,000	18,380
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	59,000	50,121
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	14,000	15,290
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23	41,000	58,437
		142,228
Consumer cyclicals (0.3%)
Euronet Worldwide, Inc. 144A cv. sr. unsec. bonds 0.75%, 3/15/49	54,000	58,165
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	52,000	59,785
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	136,000	152,442
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	58,000	64,959
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	59,000	68,033
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
0.35%, 6/15/20	101,000	136,521
Square, Inc. 144A cv. sr. unsec. notes 0.50%, 5/15/23	74,000	89,154
		629,059
Consumer staples (0.1%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25	24,000	23,644
Etsy, Inc. cv. sr. unsec. notes zero %, 3/1/23	22,000	42,431
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22	34,000	49,905
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47	52,000	50,654
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	27,000	27,371
Wayfair, Inc. cv. sr. unsec. sub. notes 0.375%, 9/1/22	44,000	67,439
		261,444
Energy (0.1%)
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $24,845) (Cayman Islands) ∆∆	35,887	12,202
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26	81,000	75,054
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	52,000	48,549
		135,805
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	41,000	41,316
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	76,000	86,874
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	74,000	71,795
		199,985

Master Intermediate Income Trust 47

	Principal
CONVERTIBLE BONDS AND NOTES (1.8%)* cont.	amount	Value
Health care (0.3%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	$79,000	$80,827
Clovis Oncology, Inc. cv. sr. unsec. notes 1.25%, 5/1/25	11,000	8,578
CONMED Corp. 144A cv. sr. unsec. notes 2.625%, 2/1/24	19,000	21,081
DexCom, Inc. 144A cv. sr. unsec. notes 0.75%, 12/1/23	64,000	65,919
Exact Sciences Corp. cv. sr. unsec. notes 1.00%, 1/15/25	24,000	32,760
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	10,000	10,178
Illumina, Inc. 144A cv. sr. unsec. notes zero %, 8/15/23	100,000	106,407
Insulet Corp. 144A cv. sr. unsec. notes 1.375%, 11/15/24	44,000	52,993
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	101,000	102,247
Ligand Pharmaceuticals, Inc. 144A cv. sr. sub. unsec. notes
0.75%, 5/15/23	49,000	41,904
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	99,000	98,949
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	25,000	33,784
Sarepta Therapeutics, Inc. cv. sr. unsec. notes 1.50%, 11/15/24,
(acquired 1/7/19, cost $22,995) ∆∆	14,000	25,261
Supernus Pharmaceuticals, Inc. cv. sr. unsec. notes 0.625%, 4/1/23	47,000	45,513
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26	25,000	26,586
Teladoc, Inc. 144A cv. sr. unsec. notes 1.375%, 5/15/25	48,000	61,899
Wright Medical Group, Inc. 144A cv. company guaranty sr. unsec.
notes 1.625%, 6/15/23	57,000	63,733
		878,619
Technology (0.7%)
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.125%, 5/1/25	61,000	60,795
Alteryx, Inc. 144A cv. sr. unsec. notes 0.50%, 6/1/23	19,000	37,837
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22	27,000	31,419
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 1/15/23	27,000	56,418
DocuSign, Inc. 144A cv. sr. unsec. notes 0.50%, 9/15/23	68,000	69,699
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22	25,000	56,490
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22	24,000	43,279
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	40,000	41,719
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	38,000	50,674
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	195,000	214,652
New Relic, Inc. 144A cv. sr. unsec. notes 0.50%, 5/1/23	56,000	62,797
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	37,000	56,438
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	52,000	51,450
Okta, Inc. cv. sr. unsec. notes 0.25%, 2/15/23	29,000	52,360
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	74,000	91,083
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22	50,000	50,563
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.75%, 7/1/23	108,000	119,582
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24	26,000	27,748
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22	44,000	67,739
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	13,000	32,261
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22	43,000	79,657
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 9/15/25	67,000	73,385

48 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (1.8%)* cont.	amount	Value
Technology cont.
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	$30,000	$38,987
Twilio, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/23	24,000	45,722
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	66,000	62,103
Vocera Communications, Inc. 144A cv. sr. unsec. notes
1.50%, 5/15/23	15,000	17,587
Western Digital Corp. 144A cv. company guaranty sr. unsec. notes
1.50%, 2/1/24	29,000	25,506
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 7/1/23, (Israel)	52,000	57,135
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	70,000	98,831
		1,773,916
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	67,000	66,825
		66,825
Utilities and power (—%)
NRG Energy, Inc. 144A cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	106,000	120,546
		120,546
Total convertible bonds and notes (cost $4,394,337)		$4,439,745

	Principal
SENIOR LOANS (1.6%)*c	amount	Value
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.739%, 4/28/22	$48,873	$45,855
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 6.303%, 4/21/24	83,513	62,384
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.778%, 12/15/24	251,175	249,731
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.662%, 9/15/23	109,698	108,217
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.956%, 6/21/24	215,715	206,547
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 6.033%, 4/3/24	64,025	62,344
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 12/31/22	100,000	98,000
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	85,189	84,338
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.879%, 6/30/24	114,031	106,832
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.243%, 4/16/21	6,014	5,991
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.249%, 3/31/24	80,552	79,573
HFOTCO, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.25%, 6/26/25	198,500	195,771
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 8.75%), 11.243%, 1/30/20 (In default) †	323,000	229,734
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	198,000	188,595

Master Intermediate Income Trust 49

	Principal
SENIOR LOANS (1.6%)*c cont.	amount	Value
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.761%, 10/16/23	$77,636	$76,956
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.75%), 9.553%, 3/21/23	56,404	48,014
Murray Energy Corp. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 7.25%), 9.749%, 10/17/22	101,953	84,238
Navistar Financial Corp Owner Trust bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 6.25%, 7/30/25	39,800	39,651
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	308,741	307,068
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.743%, 2/28/25	103,950	100,572
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.738%, 11/3/23	63,743	59,520
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.243%, 10/1/25	428,925	415,789
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 6.128%, 9/7/23	93,046	67,086
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 5.243%, 2/5/23	141,383	139,540
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	100,000	86,500
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	231,227	216,775
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 9.493%, 11/28/22	123,438	119,734
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.499%, 3/28/25	232,588	215,493
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.633%, 3/18/26 (Luxembourg)	95,000	92,506
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.629%, 11/15/23	135,000	126,450
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.797%, 7/24/24	74,248	71,278
Total senior loans (cost $4,245,187)		$3,991,082

COMMON STOCKS (0.1%)*	Shares	Value
Advanz Pharma Corp. (Canada) †	985	$17,119
Avaya Holdings Corp. †	6,298	105,995
CHC Group, LLC (acquired 3/23/17, cost $10,107) (Cayman Islands) † ∆∆	697	35
GenOn Energy, Inc.	385	53,900
MWO Holdings, LLC (Units) F	73	2,470
Nine Point Energy F	648	9,357
Tervita Corp. (Canada) †	191	860
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	6,972
Tribune Media Co. Class 1C	40,066	26,043
Total common stocks (cost $515,082)		$222,751

CONVERTIBLE PREFERRED STOCKS (0.0%)*	Shares	Value
Nine Point Energy 6.75% cv. pfd.	13	$15,293
Total convertible preferred stocks (cost $13,000)		$15,293

50 Master Intermediate Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (14.2%)*		shares	Value
Putnam Short Term Investment Fund 2.64% L	Shares	23,743,219	$23,743,219
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.39% P	Shares	934,000	934,000
U.S. Treasury Bills 2.364%, 5/23/19 ∆ §		$259,000	258,123
U.S. Treasury Bills 2.456%, 5/16/19 ∆ §		320,000	319,055
U.S. Treasury Bills 2.463%, 7/18/19 ∆ §		375,000	372,344
U.S. Treasury Bills 2.463%, 8/1/19 ∆ §		610,000	605,103
U.S. Treasury Bills 2.473%, 4/18/19 §		19,000	18,979
U.S. Treasury Bills 2.473%, 7/25/19 ∆ §		279,000	276,893
U.S. Treasury Bills 2.479%, 4/11/19 ∆ §		2,981,000	2,979,034
U.S. Treasury Bills 2.528%, 6/20/19 # ∆ §		572,000	568,995
U.S. Treasury Bills 2.531%, 6/6/19 # ∆ §		1,501,000	1,494,506
U.S. Treasury Bills 2.547%, 6/13/19 # ∆ §		3,766,000	3,747,949
Total short-term investments (cost $35,316,671)			$35,318,200

TOTAL INVESTMENTS
Total investments (cost $353,738,390)	$353,519,454

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Master Intermediate Income Trust 51

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $249,218,473.

† This security is non-income-producing.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $37,498, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $201,025 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $6,319,607 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,050,045 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $122,756,247 to cover certain derivative contracts, and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

52 Master Intermediate Income Trust

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	85.6%	Canada	0.7%
Greece	2.4	Russia	0.5
Argentina	2.0	Dominican Republic	0.5
Brazil	1.9	Ivory Coast	0.5
Mexico	1.6	Other	3.1
Indonesia	1.2	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $150,219,278) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/17/19	$3,360,913	$3,350,624	$10,289
	Brazilian Real	Buy	4/2/19	999,017	1,030,411	(31,394)
	Brazilian Real	Sell	4/2/19	999,017	1,023,069	24,052
	Canadian Dollar	Buy	4/17/19	2,081,077	2,113,541	(32,464)
	Canadian Dollar	Sell	4/17/19	2,081,077	2,077,796	(3,281)
	Euro	Sell	6/19/19	1,192,263	1,227,506	35,243
	Hong Kong Dollar	Sell	5/15/19	68,860	68,846	(14)
	Japanese Yen	Sell	5/15/19	240,717	244,500	3,783
	New Zealand Dollar	Buy	4/17/19	2,095,420	2,086,759	8,661
	New Zealand Dollar	Sell	4/17/19	2,095,420	2,096,437	1,017
	Norwegian Krone	Buy	6/19/19	3,631,717	3,663,549	(31,832)
	Swedish Krona	Sell	6/19/19	51,378	51,869	491
Barclays Bank PLC
	Australian Dollar	Buy	4/17/19	148,659	146,367	2,292
	British Pound	Sell	6/19/19	514,633	522,896	8,263
	Canadian Dollar	Sell	4/17/19	4,122,629	4,157,276	34,647
	Euro	Sell	6/19/19	3,324,198	3,380,621	56,423
	Hong Kong Dollar	Sell	5/15/19	86,030	86,240	210
	Japanese Yen	Buy	5/15/19	23,023	5,257	17,766
	New Zealand Dollar	Buy	4/17/19	2,089,971	2,084,173	5,798
	New Zealand Dollar	Sell	4/17/19	2,089,971	2,089,488	(483)
	Norwegian Krone	Buy	6/19/19	1,946,377	1,962,824	(16,447)
	Swedish Krona	Buy	6/19/19	1,061,049	1,054,909	6,140
Citibank, N.A.
	Australian Dollar	Buy	4/17/19	2,512,998	2,513,289	(291)
	British Pound	Buy	6/19/19	139,903	140,546	(643)
	Canadian Dollar	Sell	4/17/19	1,542,448	1,562,406	19,958
	Euro	Sell	6/19/19	2,347,828	2,387,795	39,967
	Japanese Yen	Sell	5/15/19	2,551,469	2,611,523	60,054
	New Zealand Dollar	Buy	4/17/19	1,038,344	1,039,972	(1,628)
	New Zealand Dollar	Sell	4/17/19	1,038,344	1,048,233	9,889
	Norwegian Krone	Buy	6/19/19	20,153	20,200	(47)

Master Intermediate Income Trust 53

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $150,219,278) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	4/17/19	$2,064,180	$2,084,768	$(20,588)
	Canadian Dollar	Buy	4/17/19	1,561,613	1,558,816	2,797
	Canadian Dollar	Sell	4/17/19	1,561,613	1,561,224	(389)
	Euro	Sell	6/19/19	2,223,623	2,261,465	37,842
	Japanese Yen	Sell	5/15/19	538,652	550,098	11,446
Goldman Sachs International
	Australian Dollar	Buy	4/17/19	2,545,030	2,562,481	(17,451)
	Brazilian Real	Buy	4/2/19	2,040,405	2,097,053	(56,648)
	Brazilian Real	Sell	4/2/19	2,040,405	2,058,246	17,841
	Canadian Dollar	Buy	4/17/19	111,244	111,040	204
	Canadian Dollar	Sell	4/17/19	111,244	109,708	(1,536)
	Euro	Sell	6/19/19	1,950,256	1,985,317	35,061
	Japanese Yen	Sell	5/15/19	2,055,075	2,095,315	40,240
	New Zealand Dollar	Sell	4/17/19	1,035,414	1,020,321	(15,093)
	Norwegian Krone	Buy	6/19/19	5,703,930	5,751,107	(47,177)
	South African Rand	Buy	4/17/19	158,797	158,031	766
	South African Rand	Sell	4/17/19	158,797	158,690	(107)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/17/19	3,146,343	3,141,594	4,749
	British Pound	Buy	6/19/19	1,948,703	1,985,169	(36,466)
	Canadian Dollar	Sell	4/17/19	1,251,536	1,253,853	2,317
	Chinese Yuan (Offshore)	Buy	5/15/19	680,891	675,610	5,281
	Euro	Sell	6/19/19	3,679,540	3,736,541	57,001
	Japanese Yen	Buy	5/15/19	427,019	417,615	9,404
	Mexican Peso	Buy	4/17/19	161,205	163,634	(2,429)
	Mexican Peso	Sell	4/17/19	161,205	161,590	385
	New Zealand Dollar	Buy	4/17/19	1,053,875	1,057,531	(3,656)
	New Zealand Dollar	Sell	4/17/19	1,053,875	1,043,290	(10,585)
	Norwegian Krone	Sell	6/19/19	1,046,184	1,052,365	6,181
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	2,085,061	2,097,958	(12,897)
	Australian Dollar	Sell	4/17/19	2,085,061	2,105,289	20,228
	British Pound	Buy	6/19/19	2,233,999	2,273,271	(39,272)
	Canadian Dollar	Sell	4/17/19	3,540,578	3,529,787	(10,791)
	Euro	Sell	6/19/19	1,552,798	1,604,099	51,301
	Japanese Yen	Buy	5/15/19	1,076,567	1,050,846	25,721
	New Zealand Dollar	Buy	4/17/19	1,026,082	1,023,251	2,831
	New Zealand Dollar	Sell	4/17/19	1,026,082	1,037,815	11,733
	Norwegian Krone	Buy	6/19/19	2,264,327	2,289,774	(25,447)
	Swedish Krona	Sell	6/19/19	326,445	327,509	1,064
	Swiss Franc	Buy	6/19/19	10,319	8,039	2,280

54 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $150,219,278) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	4/17/19	$4,797,571	$4,777,870	$19,701
	Canadian Dollar	Sell	4/17/19	2,063,110	2,082,104	18,994
	Euro	Sell	6/19/19	4,140,230	4,199,402	59,172
	Japanese Yen	Sell	5/15/19	1,599,097	1,602,850	3,753
	New Zealand Dollar	Buy	4/17/19	1,040,660	1,035,559	5,101
	New Zealand Dollar	Sell	4/17/19	1,040,660	1,039,515	(1,145)
	Norwegian Krone	Sell	6/19/19	1,028,008	1,033,401	5,393
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/17/19	140,278	129,323	10,955
	British Pound	Sell	6/19/19	933,427	932,235	(1,192)
	Canadian Dollar	Sell	4/17/19	1,134,228	1,049,915	(84,313)
	Euro	Sell	6/19/19	5,968,200	6,056,055	87,855
	Japanese Yen	Sell	5/15/19	2,927,325	2,970,769	43,444
	New Zealand Dollar	Sell	4/17/19	150,544	154,129	3,585
	Norwegian Krone	Buy	6/19/19	2,907,239	2,931,586	(24,347)
	Swedish Krona	Sell	6/19/19	1,732,460	1,735,915	3,455
UBS AG
	Australian Dollar	Buy	4/17/19	3,128,873	3,126,752	2,121
	Canadian Dollar	Sell	4/17/19	1,026,427	1,034,113	7,686
	Euro	Sell	6/19/19	2,562,930	2,601,140	38,210
	Japanese Yen	Sell	5/15/19	992,467	1,042,995	50,528
WestPac Banking Corp.
	Australian Dollar	Buy	4/17/19	2,265,753	2,281,302	(15,549)
	Canadian Dollar	Sell	4/17/19	505,615	510,594	4,979
	Euro	Sell	6/19/19	1,746,785	1,776,321	29,536
	New Zealand Dollar	Buy	4/17/19	1,055,918	1,053,522	2,396
	New Zealand Dollar	Sell	4/17/19	1,055,918	1,052,879	(3,039)
Unrealized appreciation						1,088,480
Unrealized (depreciation)						(548,641)
Total						$539,839

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Schatz 2 yr (Short)	56	$7,034,046	$7,034,047	Jun-19	$(14,583)
U.K. Gilt 10 yr (Short)	10	1,684,980	1,684,979	Jun-19	(28,271)
U.S. Treasury Bond Ultra 30 yr (Long)	18	3,024,000	3,024,000	Jun-19	116,370
U.S. Treasury Note 2 yr (Long)	60	12,785,625	12,785,625	Jun-19	54,724
U.S. Treasury Note 5 yr (Short)	100	11,582,813	11,582,813	Jun-19	(122,855)
U.S. Treasury Note Ultra 10 yr (Long)	14	1,858,938	1,858,938	Jun-19	42,847
Unrealized appreciation					213,941
Unrealized (depreciation)					(165,709)
Total					$48,232

Master Intermediate Income Trust 55

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/19 (premiums $6,787,572) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
(2.421)/3 month USD-LIBOR-BBA/Apr-29	Apr-19/2.421		$14,163,900	$83,142
Goldman Sachs International
(2.20625)/3 month USD-LIBOR-BBA/Apr-24	Apr-19/2.20625		22,330,200	42,204
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	147,917
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	195,541
(0.115)/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.115	EUR	33,740,500	214,600
JPMorgan Chase Bank N.A.
1.361/3 month GBP-LIBOR-BBA/Apr-24	Apr-19/1.361	GBP	8,128,000	423
1.628/3 month GBP-LIBOR-BBA/Apr-49	Apr-19/1.628	GBP	1,605,500	627
3.415/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.415		$47,041,100	1,411
2.975/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		11,760,300	23,873
2.56/3 month USD-LIBOR-BBA/Feb-24	Feb-22/2.56		31,304,800	172,803
2.486/3 month USD-LIBOR-BBA/Jan-24	Jan-22/2.486		31,304,800	189,394
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	206,476
(2.975)/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		$11,760,300	280,483
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		11,760,300	294,478
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	325,697
(2.486)/3 month USD-LIBOR-BBA/Jan-24	Jan-22/2.486		$31,304,800	336,214
(2.56)/3 month USD-LIBOR-BBA/Feb-24	Feb-22/2.56		31,304,800	361,257
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		11,760,300	846,976
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	8,451,000	1,212,101
Morgan Stanley & Co. International PLC
0.90/6 month EUR-EURIBOR-Reuters/May-29	May-19/0.90	EUR	32,924,200	1,108
3.3975/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.3975		$47,041,100	1,411
1.369/3 month GBP-LIBOR-BBA/Apr-29	Apr-19/1.369	GBP	4,343,500	6,053
2.7225/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		$4,323,400	39,689
2.715/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		4,323,400	41,851
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	66,490
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	68,419
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	98,154
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	100,926
(2.715)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		4,323,400	150,843
(2.7225)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		4,323,400	151,751
(2.58)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.58		79,389,400	164,336
(0.50)/6 month EUR-EURIBOR-Reuters/May-29	May-19/0.50	EUR	32,924,200	199,437
(2.80)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.80		$79,389,400	300,886
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-24/3.00		3,150,300	358,252
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-24/3.00		3,150,300	358,598
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-25/3.00		3,150,300	368,176
NatWest Markets PLC
1.668/3 month GBP-LIBOR-BBA/Apr-29	Apr-19/1.668	GBP	12,976,700	17
Total				$7,412,014

56 Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/19 (premiums $306,173) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.47	12,937,301	GBP $9,933,050	$3,752
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$8,759,000	$8,759,000	9
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Apr-19/94.56	15,000,000	15,000,000	15
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	May-19/99.63	19,000,000	19,000,000	92,454
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Apr-19/100.00	9,000,000	9,000,000	122,328
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.94	12,000,000	12,000,000	23,136
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.57	12,000,000	12,000,000	12,348
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.82	12,000,000	12,000,000	18,852
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.69	12,000,000	12,000,000	15,288
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.19	12,000,000	12,000,000	6,360
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.44	12,000,000	12,000,000	9,948
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.07	12,000,000	12,000,000	5,052
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	May-19/100.32	12,000,000	12,000,000	7,980
Total				$317,522

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$6,163,300	$(240,985)	$(47,149)
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	6,163,300	(240,985)	(68,043)

Master Intermediate Income Trust 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	$(60,235)	$67,155
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	(42,882)
Citibank, N.A.
2.19625/3 month USD-LIBOR-BBA/
Apr-24 (Purchased)	Apr-19/2.19625		$35,258,200	(62,289)	(705)
(2.38875)/3 month USD-LIBOR-BBA/
Apr-24 (Purchased)	Apr-19/2.38875		35,258,200	(55,238)	(5,289)
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		934,000	(120,253)	(21,659)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		934,000	(120,253)	(22,967)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		6,163,300	(240,985)	(46,163)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		6,163,300	(240,985)	(68,906)
2.2925/3 month USD-LIBOR-BBA/
Apr-24 (Written)	Apr-19/2.2925		17,629,100	58,764	3,526
(2.2925)/3 month USD-LIBOR-BBA/
Apr-24 (Written)	Apr-19/2.2925		17,629,100	58,764	(4,055)
Goldman Sachs International
2.1975/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-19/2.1975		35,258,200	(65,228)	4,231
(2.725)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		1,556,600	(124,761)	(9,106)
(2.3975)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-19/2.3975		35,258,200	(61,702)	(9,872)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	(9,911)
(3.005)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		1,556,600	(107,872)	(10,289)
3.005/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		1,556,600	(141,651)	(11,176)
2.725/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		1,556,600	(124,761)	(13,620)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	(19,614)
3.215/3 month USD-LIBOR-BBA/
Nov-53 (Written)	Nov-23/3.215		3,010,400	350,260	165,181
2.2975/3 month USD-LIBOR-BBA/
May-24 (Written)	May-19/2.2975		17,629,100	61,467	4,760
(2.2975)/3 month USD-LIBOR-BBA/
May-24 (Written)	May-19/2.2975		17,629,100	61,467	(7,757)
(3.215)/3 month USD-LIBOR-BBA/
Nov-53 (Written)	Nov-23/3.215		3,010,400	350,260	(163,916)

58 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	$(157,399)	$62,612
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		$1,556,600	(89,971)	2,833
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$934,000	$(100,218)	$(20,735)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,556,600	(161,886)	(25,248)
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		934,000	(144,396)	(25,713)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	(57,394)
(1.28)/6 month EUR-EURIBOR-
Reuters/Aug-49 (Purchased)	Aug-19/1.28	EUR	5,844,000	(166,110)	(113,608)
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$3,698,000	(516,333)	(119,113)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		3,698,000	(516,333)	(276,056)
0.215/6 month EUR-EURIBOR-
Reuters/Aug-24 (Written)	Aug-19/0.215	EUR	32,924,200	162,373	116,707
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		$1,191,600	(135,962)	75,297
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		934,000	(100,498)	(17,176)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		934,000	(143,089)	(27,871)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	(68,171)
UBS AG
1.72/6 month EUR-EURIBOR-Reuters/
Nov-58 (Purchased)	Nov-28/1.72	EUR	1,672,400	(292,251)	97,065
(1.72)/6 month EUR-EURIBOR-
Reuters/Nov-58 (Purchased)	Nov-28/1.72	EUR	1,672,400	(292,251)	(92,037)
Unrealized appreciation					599,367
Unrealized (depreciation)					(1,426,201)
Total					$(826,834)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/19 (proceeds receivable $21,743,301) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 4/1/49	$3,000,000	4/10/19	$3,125,625
Federal National Mortgage Association, 3.00%, 4/1/49	19,000,000	4/10/19	18,912,421
Total			$22,038,046

Master Intermediate Income Trust 59

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
Goldman Sachs International
ILS	2,847,000	$5,275	$—	3/19/24	3 month ILS-	1.035% — Annually	$5,495
					TELBOR03 —
					Quarterly
ILS	25,682,000	42,278	—	3/20/24	3 month ILS-	1.02% — Annually	44,073
					TELBOR03 —
					Quarterly
Upfront premium received			—		Unrealized appreciation		49,568
Upfront premium (paid)			—		Unrealized (depreciation)		—
Total			$—		Total		$49,568

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,078,000	$115,603 E	$(46)	2/27/28	3 month USD-	3.11% —	$115,557
				LIBOR-BBA —	Semiannually
				Quarterly
4,849,000	124,144 E	(55)	3/7/28	3 month USD-	3.05125% —	124,090
				LIBOR-BBA —	Semiannually
				Quarterly
1,976,000	307,084	(67)	11/8/48	3 month USD-	3.312% —	325,199
				LIBOR-BBA —	Semiannually
				Quarterly
11,760,300	676,911	(167)	1/3/29	3.065% —	3 month USD-	(684,476)
				Semiannually	LIBOR-BBA —
					Quarterly
6,491,700	381,978	(92)	3/4/29	3 month USD-	3.073% —	383,644
				LIBOR-BBA —	Semiannually
				Quarterly
35,280,800	73,208	(17,726)	1/22/20	3 month USD-	2.86% —	62,176
				LIBOR-BBA —	Semiannually
				Quarterly
35,280,800	162,009 E	16,802	1/22/21	2.77% —	3 month USD-	(145,208)
				Semiannually	LIBOR-BBA —
					Quarterly
1,011,100	6,261 E	(6)	2/2/24	3 month USD-	2.5725% —	6,255
				LIBOR-BBA —	Semiannually
				Quarterly
2,617,100	14,062 E	(15)	2/2/24	2.528% —	3 month USD-	(14,076)
				Semiannually	LIBOR-BBA —
					Quarterly
1,693,500	39,714	(22)	2/13/29	2.6785% —	3 month USD-	(39,842)
				Semiannually	LIBOR-BBA —
					Quarterly
39,217,000	698,298 E	(232,053)	6/19/26	3 month USD-	2.60% —	466,245
				LIBOR-BBA —	Semiannually
				Quarterly

60 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$229,571,600	$942,391 E	$1,202,878	6/19/21	2.55% —	3 month USD-	$260,487
					Semiannually	LIBOR-BBA —
						Quarterly
	132,257,000	1,388,434 E	1,682,982	6/19/24	2.50% —	3 month USD-	294,547
					Semiannually	LIBOR-BBA —
						Quarterly
	56,101,200	1,173,862 E	(1,353,091)	6/19/29	3 month USD-	2.65% —	(179,230)
					LIBOR-BBA —	Semiannually
					Quarterly
	1,372,600	63,403 E	(69,481)	6/19/49	3 month USD-	2.80% —	(6,078)
					LIBOR-BBA —	Semiannually
					Quarterly
	5,478,300	51,869 E	(1,109)	12/2/23	3 month USD-	2.536% —	50,760
					LIBOR-BBA —	Semiannually
					Quarterly
	1,893,900	11,640 E	(324)	2/2/24	3 month USD-	2.57% —	11,316
					LIBOR-BBA —	Semiannually
					Quarterly
	527,084	17,494 E	(7)	3/5/30	3 month USD-	2.806% —	17,486
					LIBOR-BBA —	Semiannually
					Quarterly
	1,418,100	27,093 E	(20)	3/16/30	2.647% —	3 month USD-	(27,113)
					Semiannually	LIBOR-BBA —
						Quarterly
	7,438,000	89,182 E	66,253	6/19/29	2.55% —	3 month USD-	(22,929)
					Semiannually	LIBOR-BBA —
						Quarterly
	30,404,000	176,161 E	(82,804)	6/19/24	2.40% —	3 month USD-	(258,965)
					Semiannually	LIBOR-BBA —
						Quarterly
	21,476,000	206,062 E	(19,956)	3/21/29	3 month USD-	2.776% —	186,106
					LIBOR-BBA —	Semiannually
					Quarterly
	1,105,300	10,700 E	(38)	3/28/52	2.67% —	3 month USD-	(10,738)
					Semiannually	LIBOR-BBA —
						Quarterly
	4,408,000	29,657	(58)	3/29/29	3 month USD-	2.33973% —	(30,384)
					LIBOR-BBA —	Semiannually
					Quarterly
	18,334,300	76,931 E	(173)	4/10/24	3 month USD-	2.20% —	(77,104)
					LIBOR-BBA —	Semiannually
					Quarterly
	15,278,600	54,667 E	(216)	4/16/29	3 month USD-	2.375% —	(54,883)
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	49,864,000	312,811 E	27,511	6/19/24	1.90% —	6 month AUD-	(285,302)
					Semiannually	BBR-BBSW —
						Semiannually

Master Intermediate Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	2,744,000	$36,018 E	$3,965	6/19/29	2.25% —	6 month AUD-	$(32,053)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	4,810,000	47,132	(45)	3/20/29	6 month AUD-	2.1825% —	47,370
					BBR-BBSW —	Semiannually
					Semiannually
CAD	5,244,000	16,246	(17)	11/2/22	3 month CAD-	2.02% —	13,289
					BA-CDOR —	Semiannually
					Semiannually
CAD	5,244,000	20,661	(17)	11/14/22	3 month CAD-	2.0525% —	18,494
					BA-CDOR —	Semiannually
					Semiannually
CAD	7,000	72 E	(13)	6/19/29	3 month CAD-	2.25% —	59
					BA-CDOR —	Semiannually
					Semiannually
CAD	5,337,000	15,368 E	30,408	6/19/24	2.00% —	3 month CAD-	15,040
					Semiannually	BA-CDOR —
						Semiannually
CAD	4,746,000	38,974	(47)	3/19/29	2.208% —	3 month CAD-	(40,676)
					Semiannually	BA-CDOR —
						Semiannually
CHF	10,680,000	56,063 E	(42)	9/21/21	—	0.046% plus 6	(56,104)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	7,045,000	110,371 E	(10,441)	6/19/29	6 month CHF-	0.20% —	99,931
					LIBOR-BBA —	Annually
					Semiannually
CHF	12,883,000	62,879 E	6,076	6/19/24	—	0.30% plus 6	(56,802)
						month CHF-
						LIBOR-BBA —
						Semiannually
CZK	96,784,000	64,994	(56)	3/19/29	1.948% —	6 month CZK-	(66,735)
					Annually	PRIBOR —
						Semiannually
CZK	451,528,000	7,594	(74)	3/27/21	6 month CZK-	2.03% —	10,744
					PRIBOR —	Annually
					Semiannually
EUR	3,849,000	9,693	(15)	2/18/20	—	0.124% plus	(10,728)
						1 Day Euribor
						rate — Annually
EUR	3,849,000	10,479	(15)	2/18/20	—	0.104% plus	(11,616)
						1 Day Euribor
						rate — Annually
EUR	12,463,000	150,876	(110)	5/4/22	0.21% —	6 month EUR-	(193,275)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

62 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	3,590,000	$191,190 E	$(31)	10/27/27	1.61375% —	6 month EUR-	$(191,220)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	8,024,000	8,326	(38)	1/30/20	—	0.1249%	(10,090)
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	6,456,000	146,622	(65)	1/30/23	6 month	0.4419% —	154,972
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,654,000	103,706	(27)	1/30/28	0.9987% —	6 month EUR-	(107,657)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,262,000	197,978 E	(45)	2/27/28	1.815% —	6 month EUR-	(198,023)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	9,587,000	50,674 E	(42)	9/21/21	6 month	0.354% —	50,632
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	512,400	24,442 E	(20)	11/29/58	1.484% —	6 month EUR-	(24,462)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	696,900	50,842 E	(27)	2/19/50	6 month	1.354% —	50,815
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	770,000	35,529 E	(29)	3/11/50	1.267% —	6 month EUR-	(35,558)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	778,400	23,005 E	(30)	3/12/50	1.2115% —	6 month EUR-	(23,034)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	22,599,000	98,841 E	23,860	6/19/24	6 month	0.12% —	122,702
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	34,082,000	354,253 E	130,820	6/19/29	6 month	0.60% —	485,072
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually

Master Intermediate Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	6,875,000	$37,326	$(63)	3/21/24	0.106% —	6 month EUR-	$(38,168)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	11,752,000	109,786 E	(149)	3/21/29	1.104% —	6 month EUR-	(109,936)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	898,100	335 E	(34)	3/26/50	1.113% —	6 month EUR-	301
					Annually	EURIBOR-
						REUTERS —
						Semiannually
GBP	697,500	26,672 E	(13)	4/16/29	1.52% —	6 month GBP-	(26,685)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	2,857,000	45,308 E	(7,071)	6/19/29	6 month GBP-	1.35% —	38,238
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	8,838,000	69,849 E	36,686	6/19/24	6 month GBP-	1.20% —	106,535
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	511,900,000	58,340	(30)	2/19/20	6 month JPY-	1.3975% —	65,551
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	351,000,000	18,058	(13)	12/19/22	6 month JPY-	0.09% —	18,895
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	176,000,000	34,709	(12)	12/19/27	0.29% —	6 month JPY-	(36,048)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	351,000,000	23,734	(26)	1/15/23	6 month JPY-	0.135% —	24,532
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	176,000,000	45,143	(21)	1/15/28	0.365% —	6 month JPY-	(46,340)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	351,000,000	25,925	(26)	2/16/23	6 month JPY-	0.148% —	26,426
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	176,000,000	45,360	(22)	2/16/28	0.366% —	6 month JPY-	(46,044)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	49,618,300	14,344 E	(14)	8/29/43	0.7495% —	6 month JPY-	(14,358)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	51,133,000	6,077 E	(8,482)	6/19/24	1.80% —	6 month NOK-	(2,405)
					Annually	NIBOR-NIBR —
						Semiannually

64 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NOK	39,000	$8 E	$20	6/19/29	6 month NOK-	2.00% —	$28
					NIBOR-NIBR —	Annually
					Semiannually
NZD	31,057,000	221,185 E	14,898	6/19/24	2.00% —	3 month NZD-	(206,286)
					Semiannually	BBR-FRA —
						Quarterly
NZD	1,681,000	22,775 E	1,634	6/19/29	2.40% —	3 month NZD-	(21,141)
					Semiannually	BBR-FRA —
						Quarterly
NZD	7,127,000	13,818 E	(54)	3/28/29	2.524% —	3 month NZD-	13,764
					Semiannually	BBR-FRA —
						Quarterly
SEK	80,438,000	13,254	(21)	11/10/19	—	0.245% plus	20,626
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	16,480,000	61,176	(14)	11/10/27	3 month SEK-	1.125% —	69,197
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,438,000	13,306	(21)	11/10/19	—	0.246% plus	20,712
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	16,480,000	61,923	(14)	11/10/27	3 month SEK-	1.13% —	69,978
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,438,000	12,138	(22)	11/13/19	—	0.2225% plus	18,751
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	16,480,000	66,327	(14)	11/13/27	3 month SEK-	1.16% —	74,521
					STIBOR-SIDE —	Annually
					Quarterly
SEK	16,480,000	65,955	(14)	11/13/27	3 month SEK-	1.1575% —	74,132
					STIBOR-SIDE —	Annually
					Quarterly
SEK	80,438,000	12,545	(22)	11/13/19	—	0.23% plus 3	19,411
						month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	77,402,000	7,476	(37)	1/30/20	0.085% plus	—	(7,569)
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	62,672,000	106,499	(64)	1/30/23	0.66875% —	3 month SEK-	(115,160)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	16,322,000	97,451	(27)	1/30/28	3 month SEK-	1.3775% —	101,778
					STIBOR-SIDE —	Annually
					Quarterly

Master Intermediate Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	25,583,000	$5,798 E	$(1,224)	6/19/24	0.45% —	3 month SEK-	$(7,022)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	82,764,000	65,135 E	2,348	6/19/29	3 month SEK-	0.95% —	67,484
					STIBOR-SIDE —	Annually
					Quarterly
Total			$1,440,845				$632,325

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$492,556	$495,472	$—	1/12/40	4.00% (1 month	Synthetic MBX	$3,244
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
82,996	83,487	—	1/12/40	4.00% (1 month	Synthetic MBX	547
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
55,289	55,617	—	1/12/40	4.00% (1 month	Synthetic MBX	364
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
379,407	381,274	—	1/12/40	4.50% (1 month	Synthetic MBX	2,201
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,053,720	6,105,954	—	1/12/41	5.00% (1 month	Synthetic MBX	58,807
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
733,890	739,378	—	1/12/40	5.00% (1 month	Synthetic MBX	6,291
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
98,140	98,298	—	1/12/41	5.00% (1 month	Synthetic MBX Index	264
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
217,995	218,487	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(814)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

66 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$3,714,560	$3,723,694	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(15,134)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,213	24,396	—	1/12/43	(3.50%) 1 month	Synthetic TRS	610
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
46,090	44,461	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,224)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
144,739	140,016	—	1/12/41	(4.00%) 1 month	Synthetic TRS	3,404
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
290,121	280,653	—	1/12/41	(4.00%) 1 month	Synthetic TRS	6,824
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
169,339	161,909	—	1/12/41	(5.00%) 1 month	Synthetic TRS	5,641
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
58,615	56,599	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,402)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
44,754	43,215	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,070)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
35,305	34,091	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(844)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
43,379	42,775	—	1/12/39	6.00% (1 month	Synthetic TRS	(108)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
79,998	78,871	—	1/12/38	6.50% (1 month	Synthetic TRS	(207)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$11,475	$11,314	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(30)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,339	5,264	—	1/12/38	6.50% (1 month	Synthetic TRS	(14)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
806,109	813,065	—	1/12/41	5.00% (1 month	Synthetic MBX	7,831
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
376,131	379,376	—	1/12/41	5.00% (1 month	Synthetic MBX	3,654
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
75,291	75,940	—	1/12/41	5.00% (1 month	Synthetic MBX	731
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
322,444	325,226	—	1/12/41	5.00% (1 month	Synthetic MBX	3,132
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
102,628	99,099	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(2,455)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
251,347	251,965	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,024)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
95,116	88,977	—	1/12/45	3.50% (1 month	Synthetic TRS	(5,352)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
89,018	86,134	—	1/12/43	3.50% (1 month	Synthetic TRS	(2,154)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
54,447	52,683	—	1/12/43	3.50% (1 month	Synthetic TRS	(1,318)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

68 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$34,063	$32,949	$—	1/12/44	3.50% (1 month	Synthetic TRS	$(840)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,776	28,811	—	1/12/43	3.50% (1 month	Synthetic TRS	(721)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
372,351	348,301	—	1/12/45	4.00% (1 month	Synthetic TRS	(20,743)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
96,243	90,027	—	1/12/45	4.00% (1 month	Synthetic TRS	(5,361)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
39,285	38,003	—	1/12/41	4.00% (1 month	Synthetic TRS	(924)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
189,847	183,652	—	1/12/41	(4.00%) 1 month	Synthetic TRS	4,465
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
105,608	100,974	—	1/12/41	(5.00%) 1 month	Synthetic TRS	3,518
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,068	111,931	—	1/12/41	(5.00%) 1 month	Synthetic TRS	3,900
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
98,630	95,238	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,359)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
251,347	251,965	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,024)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
11,248	11,275	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(46)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,973	30,047	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(122)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$64,879	$65,038	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(264)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
121,903	122,203	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(497)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
146,252	146,612	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(596)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
172,707	173,131	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(704)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
236,580	237,162	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(964)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
165,671	158,921	—	1/12/44	(3.00%) 1 month	Synthetic TRS	5,492
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
243,292	235,337	—	1/12/44	3.50% (1 month	Synthetic TRS	(5,998)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
192,244	185,959	—	1/12/44	3.50% (1 month	Synthetic TRS	(4,739)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
88,936	86,029	—	1/12/44	3.50% (1 month	Synthetic TRS	(2,192)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
110,982	107,387	—	1/12/43	(3.50%) 1 month	Synthetic TRS	2,686
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
505,235	472,602	—	1/12/45	4.00% (1 month	Synthetic TRS	(28,145)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
266,929	257,496	—	1/12/42	4.00% (1 month	Synthetic TRS	(7,091)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

70 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$232,521	$224,304	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(6,177)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,412	110,369	—	1/12/42	4.00% (1 month	Synthetic TRS	(3,039)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,412	110,369	—	1/12/42	4.00% (1 month	Synthetic TRS	(3,039)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
95,510	89,341	—	1/12/45	4.00% (1 month	Synthetic TRS	(5,321)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
65,797	63,309	—	1/12/40	4.00% (1 month	Synthetic TRS	(1,864)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
431,533	417,450	—	1/12/41	(4.00%) 1 month	Synthetic TRS	10,150
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,040	97,657	—	1/12/41	4.50% (1 month	Synthetic TRS	(4,390)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
168,273	160,889	—	1/12/41	(5.00%) 1 month	Synthetic TRS	5,605
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,877	59,045	—	1/12/39	6.00% (1 month	Synthetic TRS	(148)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
57,905	57,099	—	1/12/39	6.00% (1 month	Synthetic TRS	(144)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,952	28,550	—	1/12/39	6.00% (1 month	Synthetic TRS	(72)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
27,542	27,159	—	1/12/39	6.00% (1 month	Synthetic TRS	(68)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$3,231	$3,186	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(8)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,395	26,024	—	1/12/38	6.50% (1 month	Synthetic TRS	(68)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,982	1,954	—	1/12/38	6.50% (1 month	Synthetic TRS	(5)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
340,031	328,935	—	1/12/41	4.00% (1 month	Synthetic TRS	(7,998)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
297,872	288,152	—	1/12/41	4.00% (1 month	Synthetic TRS	(7,006)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
194,460	188,114	—	1/12/41	4.00% (1 month	Synthetic TRS	(4,574)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
184,592	178,568	—	1/12/41	4.00% (1 month	Synthetic TRS	(4,342)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
168,273	160,889	—	1/12/41	(5.00%) 1 month	Synthetic TRS	5,605
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
221,458	213,842	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	5,297
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
37,046	35,846	—	1/12/43	(3.50%) 1 month	Synthetic TRS	897
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
558,535	540,274	—	1/12/44	(3.50%) 1 month	Synthetic TRS	13,769
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

72 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$241,503	$231,720	$—	1/12/44	4.00% (1 month	Synthetic TRS	$(7,670)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
774,364	746,999	—	1/12/42	(4.00%) 1 month	Synthetic TRS	20,570
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		185,499
Upfront premium (paid)		—		Unrealized (depreciation)		(172,413)
Total		$—		Total		$13,086

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	7,997,000	$606,801	$—	7/15/37	1.71% — At	Eurostat Eurozone	$606,802
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,998,000	368,482	(121)	8/15/37	1.7138% — At	Eurostat Eurozone	368,362
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,999,000	312,944	(97)	9/15/37	1.735% — At	Eurostat Eurozone	312,847
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,999,000	218,107	(72)	8/15/37	1.71% — At	Eurostat Eurozone	218,034
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,999,000	86,788	(39)	8/15/27	(1.42%) — At	Eurostat Eurozone	(86,827)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,999,000	127,031	(51)	9/15/27	(1.4475%) — At	Eurostat Eurozone	(127,083)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,998,000	149,352	(64)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(149,416)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	170,899	(75)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(170,975)
					maturity	HICP excluding
						tobacco — At
						maturity

Master Intermediate Income Trust 73

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	6,434,000	$172,343	$(75)	9/15/23	(1.44125%) — At	Eurostat Eurozone	$(172,418)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	172,826	(76)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(172,902)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	173,310	(76)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(173,386)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,997,000	231,981	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(231,981)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	4,004,000	146,604	(86)	12/15/28	3.665% — At	GBP Non-revised UK	146,519
					maturity	Retail Price Index —
						At maturity
GBP	1,121,000	5,098	(26)	3/15/28	3.3875% — At	GBP Non-revised UK	(5,125)
					maturity	Retail Price Index —
						At maturity
GBP	3,123,000	6,622	(72)	3/15/28	3.4025% — At	GBP Non-revised UK	(6,694)
					maturity	Retail Price Index —
						At maturity
GBP	2,402,000	17,654	(56)	2/15/28	3.34% — At	GBP Non-revised UK	(17,710)
					maturity	Retail Price Index —
						At maturity
GBP	4,484,000	54,775	(106)	3/15/28	3.34% — At	GBP Non-revised UK	(54,881)
					maturity	Retail Price Index —
						At maturity
	$3,599,000	58,761	(39)	12/6/27	2.19% — At	USA Non Revised	58,722
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,599,000	58,358	(39)	12/21/27	2.1939% — At	USA Non Revised	58,319
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,232,000	16,722	—	7/3/27	2.085% — At	USA Non Revised	16,722
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

74 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$3,719,000	$9,989	$—	7/5/22	(1.89%) — At	USA Non Revised	$9,989
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,719,000	5,642	—	7/5/27	2.05% — At	USA Non Revised	5,642
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,232,000	3,045	—	7/3/22	(1.9225%) — At	USA Non Revised	3,045
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,599,000	26,629	(22)	12/6/22	(2.05%) — At	USA Non Revised	(26,651)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,599,000	28,540	(22)	12/21/22	(2.068%) — At	USA Non Revised	(28,562)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(1,214)				$380,392

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,375	$64,000	$8,128	5/11/63	300 bp —	$(3,716)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,497	141,000	17,907	5/11/63	300 bp —	(9,328)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,409	282,000	35,814	5/11/63	300 bp —	(18,240)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,587	291,000	36,957	5/11/63	300 bp —	(20,200)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	28,424	150,000	34,935	5/11/63	500 bp —	(6,365)
Index						Monthly
CMBX NA BB.6	BB/P	150,632	612,000	142,535	5/11/63	500 bp —	8,693
Index						Monthly
CMBX NA BB.7	BB/P	19,995	144,000	17,122	1/17/47	500 bp —	3,013
Index						Monthly

Master Intermediate Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	BB/P	$38,946	$303,000	$36,027	1/17/47	500 bp —	$3,213
Index						Monthly
CMBX NA BB.7	BB/P	50,489	418,000	49,700	1/17/47	500 bp —	1,021
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,274	12,000	1,524	5/11/63	300 bp —	(243)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,286	12,000	1,524	5/11/63	300 bp —	(231)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,200	44,000	5,588	5/11/63	300 bp —	(1,362)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,980	53,000	6,731	5/11/63	300 bp —	280
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,551	66,000	8,382	5/11/63	300 bp —	(793)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,240	84,000	10,668	5/11/63	300 bp —	(1,379)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,861	126,000	16,002	5/11/63	300 bp —	(2,068)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,245	132,000	16,764	5/11/63	300 bp —	(1,442)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,147	137,000	17,399	5/11/63	300 bp —	(3,172)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,688	158,000	20,066	5/11/63	300 bp —	(2,286)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,324	293,000	37,211	5/11/63	300 bp —	(4,716)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	137,311	935,000	118,745	5/11/63	300 bp —	19,111
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	20,776	134,000	17,018	5/11/63	300 bp —	3,836
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,516	247,000	31,369	5/11/63	300 bp —	3,291
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,364	263,000	33,401	5/11/63	300 bp —	5,117
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,729	526,000	66,802	5/11/63	300 bp —	10,234
Index						Monthly
CMBX NA BB.7	BB/P	30,497	228,000	27,109	1/17/47	500 bp —	3,610
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,871	22,000	2,794	5/11/63	300 bp —	90
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,822	29,000	3,683	5/11/63	300 bp —	(844)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,356	30,000	3,810	5/11/63	300 bp —	(436)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,502	35,000	4,445	5/11/63	300 bp —	(923)
Index						Monthly

76 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$5,453	$54,000	$6,858	5/11/63	300 bp —	$(1,374)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,884	72,000	9,144	5/11/63	300 bp —	782
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,536	90,000	11,430	5/11/63	300 bp —	(2,841)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,795	99,000	12,573	5/11/63	300 bp —	(721)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,100	103,000	13,081	5/11/63	300 bp —	(2,921)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,819	114,000	14,478	5/11/63	300 bp —	(3,593)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,326	126,000	16,002	5/11/63	300 bp —	5,397
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,603	142,000	18,034	5/11/63	300 bp —	(4,348)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,678	166,000	21,082	5/11/63	300 bp —	(2,307)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,319	203,000	25,781	5/11/63	300 bp —	(3,344)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,978	292,000	37,084	5/11/63	300 bp —	65
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,680	359,000	45,593	5/11/63	300 bp —	(3,704)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,222	366,000	46,482	5/11/63	300 bp —	8,953
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,002	445,000	56,515	5/11/63	300 bp —	(5,253)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	53,116	463,000	58,801	5/11/63	300 bp —	(5,415)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	63,423	574,000	72,898	5/11/63	300 bp —	(9,140)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	82,454	780,000	99,060	5/11/63	300 bp —	(16,151)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	137,903	914,000	116,078	5/11/63	300 bp —	22,358
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,372	983,000	124,841	5/11/63	300 bp —	(17,896)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	134,691	1,219,000	154,813	5/11/63	300 bp —	(19,411)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	178,052	1,637,000	207,899	5/11/63	300 bp —	(28,891)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	399,883	3,740,000	474,980	5/11/63	300 bp —	(72,915)
Index						Monthly

Master Intermediate Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.7	BBB–/P	$51,226	$780,000	$35,958	1/17/47	300 bp —	$15,723
Index						Monthly
CMBX NA BBB–.7	BBB–/P	325,742	4,407,000	203,163	1/17/47	300 bp —	125,152
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	6,450	46,000	5,842	5/11/63	300 bp —	634
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,945	66,000	8,382	5/11/63	300 bp —	(1,398)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,758	78,000	9,906	5/11/63	300 bp —	(3,102)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,625	78,000	9,906	5/11/63	300 bp —	(1,236)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,858	91,000	11,557	5/11/63	300 bp —	(3,646)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,022	103,000	13,081	5/11/63	300 bp —	1,001
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,871	115,000	14,605	5/11/63	300 bp —	(1,667)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,295	122,000	15,494	5/11/63	300 bp —	(5,128)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,733	123,000	15,621	5/11/63	300 bp —	(5,817)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,645	131,000	16,637	5/11/63	300 bp —	(1,916)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,457	133,000	16,891	5/11/63	300 bp —	(1,357)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,777	137,000	17,399	5/11/63	300 bp —	5,457
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,502	157,000	19,939	5/11/63	300 bp —	3,655
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,233	158,000	20,066	5/11/63	300 bp —	3,259
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,496	166,000	21,082	5/11/63	300 bp —	(2,489)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,357	169,000	21,463	5/11/63	300 bp —	(3,008)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,286	169,000	21,463	5/11/63	300 bp —	(3,078)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,534	175,000	22,225	5/11/63	300 bp —	(1,588)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,274	181,000	22,987	5/11/63	300 bp —	(7,607)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,166	183,000	23,241	5/11/63	300 bp —	(7,968)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	216,000	27,432	5/11/63	300 bp —	(3,203)
Index						Monthly

78 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$24,103	$216,000	$27,432	5/11/63	300 bp —	$(3,203)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,095	226,000	28,702	5/11/63	300 bp —	(17,475)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,691	245,000	31,115	5/11/63	300 bp —	(14,281)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,285	252,000	32,004	5/11/63	300 bp —	(19,572)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,089	266,000	33,782	5/11/63	300 bp —	6,462
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,442	271,000	34,417	5/11/63	300 bp —	(20,817)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,449	277,000	35,179	5/11/63	300 bp —	(20,569)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,039	296,000	37,592	5/11/63	300 bp —	(1,380)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,021	305,000	38,735	5/11/63	300 bp —	(5,536)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,527	324,000	41,148	5/11/63	300 bp —	(8,433)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,211	452,000	57,404	5/11/63	300 bp —	(9,930)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,741	605,000	76,835	5/11/63	300 bp —	(4,741)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,494	605,000	76,835	5/11/63	300 bp —	(4,988)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,357	611,000	77,597	5/11/63	300 bp —	(9,884)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,011	765,000	97,155	5/11/63	300 bp —	(59,697)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,865	1,042,000	132,334	5/11/63	300 bp —	24,139
Index						Monthly
CMBX NA BBB–.7	BBB–/P	9,270	133,000	6,131	1/17/47	300 bp —	3,216
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,111	600,000	27,660	1/17/47	300 bp —	23,801
Index						Monthly
CMBX NA BBB–.7	BBB–/P	61,571	833,000	38,401	1/17/47	300 bp —	23,656
Index						Monthly
CMBX NA BBB–.7	BBB–/P	90,359	1,040,000	47,944	1/17/47	300 bp —	43,022
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	38,131	180,000	41,922	5/11/63	500 bp —	(3,616)
Index						Monthly
CMBX NA BB.6	BB/P	41,272	195,000	45,416	5/11/63	500 bp —	(3,954)
Index						Monthly

Master Intermediate Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.6	BB/P	$32,840	$156,000	$36,332	5/11/63	500 bp —	$(3,341)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,790,749	21,095,000	2,679,065	5/11/63	300 bp —	123,990
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	3,308	25,000	3,175	5/11/63	300 bp —	148
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,248	73,000	9,271	5/11/63	300 bp —	(981)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,743	134,000	17,018	5/11/63	300 bp —	(1,197)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,006	203,000	25,781	5/11/63	300 bp —	(1,657)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	112,148	1,001,000	127,127	5/11/63	300 bp —	(14,395)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,005	71,000	9,017	5/11/63	300 bp —	1,030
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,928	263,000	33,401	5/11/63	300 bp —	5,680
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,870	263,000	33,401	5/11/63	300 bp —	5,623
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,318	263,000	33,401	5/11/63	300 bp —	5,070
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,707	525,000	66,675	5/11/63	300 bp —	11,338
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,780	525,000	66,675	5/11/63	300 bp —	11,411
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,916	526,000	66,802	5/11/63	300 bp —	10,421
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,040	788,000	100,076	5/11/63	300 bp —	16,425
Index						Monthly
CMBX NA BBB–.6	BBB–/P	115,105	790,000	100,330	5/11/63	300 bp —	15,236
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,145	1,051,000	133,477	5/11/63	300 bp —	22,283
Index						Monthly
CMBX NA A.6	A/P	41	4,000	88	5/11/63	200 bp —	(46)
Index						Monthly
CMBX NA BB.6	BB/P	48,378	197,000	45,881	5/11/63	500 bp —	2,688
Index						Monthly
CMBX NA BB.6	BB/P	97,086	394,000	91,763	5/11/63	500 bp —	5,706
Index						Monthly
CMBX NA BBB–.6	BBB–/P	496	4,000	508	5/11/63	300 bp —	(10)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	641	6,000	762	5/11/63	300 bp —	(117)
Index						Monthly

80 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$1,164	$11,000	$1,397	5/11/63	300 bp —	$(226)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,696	14,000	1,778	5/11/63	300 bp —	(73)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,666	22,000	2,794	5/11/63	300 bp —	(115)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,325	26,000	3,302	5/11/63	300 bp —	38
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,962	31,000	3,937	5/11/63	300 bp —	(957)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	38,000	4,826	5/11/63	300 bp —	(149)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,586	43,000	5,461	5/11/63	300 bp —	150
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,298	57,000	7,239	5/11/63	300 bp —	93
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,565	57,000	7,239	5/11/63	300 bp —	(1,641)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,405	65,000	8,255	5/11/63	300 bp —	(812)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,241	70,000	8,890	5/11/63	300 bp —	(609)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,227	77,000	9,779	5/11/63	300 bp —	493
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,154	78,000	9,906	5/11/63	300 bp —	(707)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,205	89,000	11,303	5/11/63	300 bp —	(1,046)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,646	169,000	21,463	5/11/63	300 bp —	7,281
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,836	180,000	22,860	5/11/63	300 bp —	(5,919)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,103	213,000	27,051	5/11/63	300 bp —	(2,824)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,113	232,000	29,464	5/11/63	300 bp —	(1,216)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,244	250,000	31,750	5/11/63	300 bp —	5,640
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,147	287,000	36,449	5/11/63	300 bp —	6,865
Index						Monthly
CMBX NA BBB–.6	BBB–/P	72,062	514,000	65,278	5/11/63	300 bp —	7,084
Index						Monthly
Upfront premium received		8,158,470	Unrealized appreciation				642,934
Upfront premium (paid)		—	Unrealized (depreciation)				(578,291)
Total		$8,158,470	Total				$64,643

Master Intermediate Income Trust 81

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(37)	$4,000	$88	5/11/63	(200 bp) —	$49
					Monthly
CMBX NA BB.11 Index	(54,156)	418,000	53,086	11/18/54	(500 bp) —	(1,302)
					Monthly
CMBX NA BB.9 Index	(58,771)	418,000	58,144	9/17/58	(500 bp) —	(860)
					Monthly
CMBX NA BB.9 Index	(47,350)	306,000	42,565	9/17/58	(500 bp) —	(5,083)
					Monthly
CMBX NA BB.9 Index	(47,138)	306,000	42,565	9/17/58	(500 bp) —	(4,870)
					Monthly
CMBX NA BB.9 Index	(46,653)	303,000	42,147	9/17/58	(500 bp) —	(4,800)
					Monthly
CMBX NA BB.9 Index	(37,504)	279,000	38,809	9/17/58	(500 bp) —	1,072
					Monthly
CMBX NA BB.9 Index	(36,268)	279,000	38,809	9/17/58	(500 bp) —	2,270
					Monthly
CMBX NA BB.9 Index	(23,796)	152,000	21,143	9/17/58	(500 bp) —	(2,801)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(38,693)	290,000	33,988	11/17/59	(500 bp) —	(4,987)
					Monthly
CMBX NA BB.10 Index	(34,367)	289,000	33,871	11/17/59	(500 bp) —	(777)
					Monthly
CMBX NA BB.10 Index	(18,893)	152,000	17,814	11/17/59	(500 bp) —	(1,227)
					Monthly
CMBX NA BB.7 Index	(14,244)	807,000	187,950	5/11/63	(500 bp) —	172,923
					Monthly
CMBX NA BB.7 Index	(61,796)	335,000	39,832	1/17/47	(500 bp) —	(22,290)
					Monthly
CMBX NA BB.7 Index	(42,109)	256,000	30,438	1/17/47	(500 bp) —	(11,919)
					Monthly
CMBX NA BB.9 Index	(75,024)	470,000	65,377	9/17/58	(500 bp) —	(10,104)
					Monthly
CMBX NA BB.9 Index	(23,331)	152,000	21,143	9/17/58	(500 bp) —	(2,336)
					Monthly
CMBX NA BB.9 Index	(22,791)	148,000	20,587	9/17/58	(500 bp) —	(2,348)
					Monthly
CMBX NA BB.9 Index	(21,972)	145,000	20,170	9/17/58	(500 bp) —	(1,944)
					Monthly

82 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(15,892)	$111,000	$15,440	9/17/58	(500 bp) —	$(560)
					Monthly
CMBX NA BB.9 Index	(13,764)	88,000	12,241	9/17/58	(500 bp) —	(1,609)
					Monthly
CMBX NA BB.9 Index	(6,083)	39,000	5,425	9/17/58	(500 bp) —	(696)
					Monthly
CMBX NA BB.9 Index	(6,083)	39,000	5,425	9/17/58	(500 bp) —	(696)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(50,331)	492,000	114,587	5/11/63	(500 bp) —	63,777
					Monthly
CMBX NA BB.7 Index	(32,233)	213,000	25,326	1/17/47	(500 bp) —	(7,114)
					Monthly
CMBX NA BB.6 Index	(8,913)	61,000	14,207	5/11/63	(500 bp) —	5,235
					Monthly
CMBX NA BB.7 Index	(75,236)	445,000	52,911	1/17/47	(500 bp) —	(22,759)
					Monthly
CMBX NA BB.7 Index	(38,667)	236,000	28,060	1/17/47	(500 bp) —	(10,836)
					Monthly
CMBX NA BB.7 Index	(25,381)	125,000	14,863	1/17/47	(500 bp) —	(10,640)
					Monthly
CMBX NA BB.7 Index	(18,621)	102,000	12,128	1/17/47	(500 bp) —	(6,592)
					Monthly
CMBX NA BB.9 Index	(4,617)	29,000	4,034	9/17/58	(500 bp) —	(611)
					Monthly
CMBX NA BB.9 Index	(2,212)	14,000	1,947	9/17/58	(500 bp) —	(278)
					Monthly
CMBX NA BB.9 Index	(2,236)	14,000	1,947	9/17/58	(500 bp) —	(302)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(38,525)	274,000	63,815	5/11/63	(500 bp) —	25,023
					Monthly
CMBX NA BB.6 Index	(26,533)	183,000	42,621	5/11/63	(500 bp) —	15,910
					Monthly
CMBX NA BB.6 Index	(11,075)	77,000	17,933	5/11/63	(500 bp) —	6,784
					Monthly
CMBX NA BB.7 Index	(320,297)	2,531,000	300,936	1/17/47	(500 bp) —	(21,821)
					Monthly
CMBX NA BB.9 Index	(13,587)	96,000	13,354	9/17/58	(500 bp) —	(327)
					Monthly
CMBX NA BB.9 Index	(7,626)	54,000	7,511	9/17/58	(500 bp) —	(168)
					Monthly
CMBX NA BB.9 Index	(6,945)	44,000	6,120	9/17/58	(500 bp) —	(867)
					Monthly
CMBX NA BB.9 Index	(3,432)	22,000	3,060	9/17/58	(500 bp) —	(393)
					Monthly

Master Intermediate Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.9 Index	$(460)	$3,000	$417	9/17/58	(500 bp) —	$(46)
					Monthly
CMBX NA BBB–.7 Index	(52,324)	1,379,000	63,572	1/17/47	(300 bp) —	10,443
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(16,523)	139,000	16,291	11/17/59	(500 bp) —	(309)
					Monthly
CMBX NA BB.7 Index	(41,288)	238,000	28,298	1/17/47	(500 bp) —	(13,222)
					Monthly
CMBX NA BB.9 Index	(50,363)	322,000	44,790	9/17/58	(500 bp) —	(5,886)
					Monthly
CMBX NA BB.9 Index	(18,196)	139,000	19,335	9/17/58	(500 bp) —	1,003
					Monthly
CMBX NA BB.9 Index	(14,789)	101,000	14,049	9/17/58	(500 bp) —	(838)
					Monthly
CMBX NA BB.9 Index	(15,301)	100,000	13,910	9/17/58	(500 bp) —	(1,488)
					Monthly
CMBX NA BB.9 Index	(15,222)	97,000	13,493	9/17/58	(500 bp) —	(1,824)
					Monthly
CMBX NA BB.9 Index	(14,144)	96,000	13,354	9/17/58	(500 bp) —	(884)
					Monthly
CMBX NA BBB–.7 Index	(32,451)	396,000	18,256	1/17/47	(300 bp) —	(14,427)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(17,831)	175,000	8,068	1/17/47	(300 bp) —	(9,865)
					Monthly
CMBX NA BB.7 Index	(79,236)	394,000	46,847	1/17/47	(500 bp) —	(32,771)
					Monthly
CMBX NA BB.7 Index	(68,647)	356,000	42,328	1/17/47	(500 bp) —	(26,665)
					Monthly
CMBX NA BB.7 Index	(65,793)	326,000	38,761	1/17/47	(500 bp) —	(27,349)
					Monthly
CMBX NA BB.7 Index	(33,495)	179,000	21,283	1/17/47	(500 bp) —	(12,386)
					Monthly
CMBX NA BB.9 Index	(10,229)	71,000	9,876	9/17/58	(500 bp) —	(421)
					Monthly
CMBX NA BB.9 Index	(8,785)	66,000	9,181	9/17/58	(500 bp) —	331
					Monthly
CMBX NA BB.9 Index	(8,830)	65,000	9,042	9/17/58	(500 bp) —	149
					Monthly
CMBX NA BB.9 Index	(8,614)	63,000	8,763	9/17/58	(500 bp) —	89
					Monthly
CMBX NA BB.9 Index	(9,506)	63,000	8,763	9/17/58	(500 bp) —	(804)
					Monthly
CMBX NA BB.9 Index	(5,715)	38,000	5,286	9/17/58	(500 bp) —	(466)
					Monthly

84 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(4,541)	$30,000	$4,173	9/17/58	(500 bp) —	$(397)
					Monthly
CMBX NA BB.9 Index	(4,541)	30,000	4,173	9/17/58	(500 bp) —	(397)
					Monthly
CMBX NA BB.9 Index	(3,579)	23,000	3,199	9/17/58	(500 bp) —	(403)
					Monthly
CMBX NA BBB–.7 Index	(14,539)	229,000	10,557	1/17/47	(300 bp) —	(4,116)
					Monthly
Upfront premium received	—	Unrealized appreciation				305,058
Upfront premium (paid)	(2,048,124)	Unrealized (depreciation)				(318,881)
Total	$(2,048,124)	Total				$(13,823)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/19 (Unaudited)

	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	$569,934	$9,550,000	$634,741	6/20/24	(500 bp) —	$(70,113)
Index					Quarterly
Total	$569,934					$(70,113)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Master Intermediate Income Trust 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Capital goods	$860	$—	$—
Consumer cyclicals	—	26,043	—
Energy	—	35	11,827
Health care	17,119	—	—
Technology	105,995	—	—
Utilities and power	—	6,972	53,900
Total common stocks	123,974	33,050	65,727
Convertible bonds and notes	—	4,439,745	—
Convertible preferred stocks	—	15,293	—
Corporate bonds and notes	—	68,260,026	362
Foreign government and agency bonds and notes	—	30,929,303	—
Mortgage-backed securities	—	111,023,996	—
Purchased options outstanding	—	647,306	—
Purchased swap options outstanding	—	8,533,087	—
Senior loans	—	3,991,082	—
U.S. government and agency mortgage obligations	—	90,016,329	—
U.S. treasury obligations	—	121,974	—
Short-term investments	24,677,219	10,640,981	—
Totals by level	$24,801,193	$328,652,172	$66,089

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$539,839	$—
Futures contracts	48,232	—	—
Written options outstanding	—	(317,522)	—
Written swap options outstanding	—	(7,412,014)	—
Forward premium swap option contracts	—	(826,834)	—
TBA sale commitments	—	(22,038,046)	—
Interest rate swap contracts	—	(758,952)	—
Total return swap contracts	—	394,692	—
Credit default contracts	—	(6,699,573)	—
Totals by level	$48,232	$(37,118,410)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Master Intermediate Income Trust

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $329,995,171)	$329,776,235
Affiliated issuers (identified cost $23,743,219) (Notes 1 and 5)	23,743,219
Foreign currency (cost $161,394) (Note 1)	156,394
Dividends, Interest and other receivables	2,840,609
Receivable for investments sold	1,183,226
Receivable for sales of TBA securities (Note 1)	21,847,176
Receivable for variation margin on centrally cleared swap contracts (Note 1)	29,691,851
Receivable for variation margin on futures contracts (Note 1)	29,343
Unrealized appreciation on forward premium swap option contracts (Note 1)	599,367
Unrealized appreciation on forward currency contracts (Note 1)	1,088,480
Unrealized appreciation on OTC swap contracts (Note 1)	1,183,059
Premium paid on OTC swap contracts (Note 1)	2,048,124
Prepaid assets	38,202
Total assets	414,225,285

LIABILITIES
Payable to custodian	303,857
Payable for investments purchased	952,506
Payable for purchases of TBA securities (Note 1)	89,284,288
Payable for compensation of Manager (Note 2)	456,273
Payable for custodian fees (Note 2)	87,974
Payable for investor servicing fees (Note 2)	20,823
Payable for Trustee compensation and expenses (Note 2)	149,129
Payable for administrative services (Note 2)	1,356
Payable for variation margin on centrally cleared swap contracts (Note 1)	29,441,749
Distributions payable to shareholders	1,558,273
Unrealized depreciation on OTC swap contracts (Note 1)	1,069,585
Premium received on OTC swap contracts (Note 1)	8,158,470
Unrealized depreciation on forward currency contracts (Note 1)	548,641
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,426,201
Written options outstanding, at value (premiums $7,093,745) (Note 1)	7,729,536
TBA sale commitments, at value (proceeds receivable $21,743,301) (Note 1)	22,038,046
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	1,609,777
Other accrued expenses	170,328
Total liabilities	165,006,812

Net assets	$249,218,473

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$337,325,457
Total distributable earnings (Note 1)	(88,106,984)
Total — Representing net assets applicable to capital shares outstanding	$249,218,473

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($249,218,473 divided by 51,795,725 shares)	$4.81

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 87

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $28 ) (including interest income of $135,132 from investments
in affiliated issuers) (Note 5)	$7,824,226
Dividends	647
Total investment income	7,824,873

EXPENSES
Compensation of Manager (Note 2)	932,741
Investor servicing fees (Note 2)	63,010
Custodian fees (Note 2)	53,332
Trustee compensation and expenses (Note 2)	4,928
Administrative services (Note 2)	4,409
Auditing and tax fees	96,900
Other	114,797
Total expenses	1,270,117
Expense reduction (Note 2)	(1,064)
Net expenses	1,269,053

Net investment income	6,555,820

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,220,993)
Foreign currency transactions (Note 1)	9,276
Forward currency contracts (Note 1)	(168,561)
Futures contracts (Note 1)	(170,681)
Swap contracts (Note 1)	(5,094,675)
Written options (Note 1)	1,521,003
Total net realized loss	(8,124,631)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	2,298,901
Assets and liabilities in foreign currencies	8,554
Forward currency contracts	356,113
Futures contracts	42,040
Swap contracts	1,032,862
Written options	(883,239)
Total change in net unrealized appreciation	2,855,231

Net loss on investments	(5,269,400)

Net increase in net assets resulting from operations	$1,286,420

The accompanying notes are an integral part of these financial statements.

88 Master Intermediate Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$6,555,820	$13,724,905
Net realized gain (loss) on investments
and foreign currency transactions	(8,124,631)	1,214,531
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,855,231	(4,409,790)
Net increase in net assets resulting from operations	1,286,420	10,529,646
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(8,565,916)	(15,721,271)
Decrease from capital share transactions (Note 4)	(6,011,177)	(1,843,456)
Total decrease in net assets	(13,290,673)	(7,035,081)

NET ASSETS
Beginning of period	262,509,146	269,544,227
End of period	$249,218,473	$262,509,146

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	53,153,364	53,551,623
Shares repurchased (Note 5)	(1,357,639)	(398,259)
Shares outstanding at end of period	51,795,725	53,153,364

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 89

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	3/31/19	9/30/18	9/30/17	9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$4.94	$5.03	$4.86	$5.03	$5.65	$5.50
Investment operations:
Net investment income a	.13	.26	.26	.28	.25	.29
Net realized and unrealized
gain (loss) on investments	(.11)	(.06)	.21	(.15)	(.58)	.12
Total from investment operations	.02	.20	.47	.13	(.33)	.41
Less distributions:
From net investment income	(.16)	(.29)	(.31)	(.31)	(.31)	(.31)
From return of capital	—	—	—	—	—	—
Total distributions	(.16)	(.29)	(.31)	(.31)	(.31)	(.31)
Increase from shares repurchased	.01	— [e]	.01	.01	.02	.05
Net asset value, end of period	$4.81	$4.94	$5.03	$4.86	$5.03	$5.65
Market value, end of period	$4.54	4.52	$4.73	$4.42	$4.51	$5.03
Total return at market value (%) b	4.16 *	4.13	14.32	5.08	(4.37)	9.56

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$249,218	$262,509	$269,544	$263,234	$278,071	$326,567
Ratio of expenses to average
net assets (%) c	.50 *	1.00	.99	1.00	.96	.99
Ratio of net investment income
to average net assets (%)	2.60 *	5.11	5.24	5.82	4.58	5.21
Portfolio turnover (%) d	417 *	715	976	823	724	389

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Amount represents less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

90 Master Intermediate Income Trust

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

 In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 91

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

92 Master Intermediate Income Trust

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

 Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

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Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

94 Master Intermediate Income Trust

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Master Intermediate Income Trust 95

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $104,215 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,056,787 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,319,607 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

96 Master Intermediate Income Trust

	Loss carryover
Short-term	Long-term	Total
$35,379,007	$32,421,533	$67,800,540

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $326,371,361, resulting in gross unrealized appreciation and depreciation of $14,702,588 and $25,851,983, respectively, or net unrealized depreciation of $9,922,085.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Effective with the December 2018 distributions, the fund established targeted distribution rates, whose principal source of the distribution is ordinary income.  However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates.   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.371% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Master Intermediate Income Trust 97

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,064 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $188, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,205,467,652	$1,181,468,254
U.S. government securities (Long-term)	—	—
Total	$1,205,467,652	$1,181,468,254

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2018, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,357,639 common shares for an aggregate purchase price of $6,011,177, which reflects a weighted-average discount from net asset value per share of 8.30%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

98 Master Intermediate Income Trust

For the previous fiscal year, the fund repurchased 398,259 common shares for an aggregate purchase price of $1,843,456, which reflected a weighted-average discount from net asset value per share of 7.74%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,680 shares of the fund (0.003% of the fund’s shares outstanding), valued at $8,081 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 3/31/19
Short-term investments
Putnam Short Term
Investment Fund*	$21,637,856	$45,941,646	$43,836,283	$135,132	$23,743,219
Total Short-term
investments	$21,637,856	$45,941,646	$43,836,283	$135,132	$23,743,219

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Master Intermediate Income Trust 99

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$138,900,000
Purchased currency options (contract amount)	$23,400,000
Purchased swap option contracts (contract amount)	$877,200,000
Written TBA commitment option contracts (contract amount)	$181,700,000
Written currency options (contract amount)	$29,800,000
Written swap option contracts (contract amount)	$449,600,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$242,200,000
OTC interest rate swap contracts (notional)	$3,500,000
Centrally cleared interest rate swap contracts (notional)	$1,222,400,000
OTC total return swap contracts (notional)	$24,100,000
Centrally cleared total return swap contracts (notional)	$123,800,000
OTC credit default contracts (notional)	$82,600,000
Centrally cleared credit default contracts (notional)	$5,200,000
Warrants (number of warrants)	2,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,034,301	Unrealized depreciation	$8,733,874*
Foreign exchange
contracts	Investments, Receivables	1,142,972	Payables	552,402
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	16,952,719*	Unrealized depreciation	16,695,455*
Total		$20,129,992		$25,981,731

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

100 Master Intermediate Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$99,801	$99,801
Foreign exchange
contracts	—	63,236	—	(168,561)	—	(105,325)
Equity contracts	46	—	—	—	—	46
Interest rate
contracts	—	63,240	(170,681)	—	(5,194,476)	(5,301,917)
Total	$46	$126,476	$(170,681)	$(168,561)	$(5,094,675)	$(5,307,395)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,788	$1,788
Foreign exchange
contracts	—	(103,845)	—	356,113	—	252,268
Equity contracts	(307)	—	—	—	—	(307)
Interest rate
contracts	—	1,297,191	42,040	—	1,031,074	$2,370,305
Total	$(307)	$1,193,346	$42,040	$356,113	$1,032,862	$2,624,054

Master Intermediate Income Trust 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap
contracts*#	$—	$—	$—	$—	$—	$—	$—	$49,568	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$49,568
Centrally cleared interest rate
swap contracts§	—	—	29,691,851	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29,691,851
OTC Total return swap
contracts*#	—	88,197	—	12,216	—	15,015	—	23,933	—	5,605	40,533	—	—	—	—	—	—	—	185,499
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	335,348	506,472	—	268,327	—	—	515,342	180,402	—	228,410	—	—	—	—	2,034,301
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	29,343	—	—	—	—	—	29,343
Forward currency contracts #	83,536	131,539	—	129,868	—	52,085	—	94,112	85,318	115,158	—	—	—	—	112,114	149,294	98,545	36,911	1,088,480
Forward premium swap
option contracts #	—	67,155	—	3,526	—	—	—	174,172	—	182,152	—	—	—	75,297	—	—	97,065	—	599,367
Purchased swap options **#	637,905	—	—	92,538	—	—	—	624,494	—	4,673,362	—	—	—	2,504,281	507	—	—	—	8,533,087
Purchased options **#	54,483	—	—	—	—	—	—	9	—	592,814	—	—	—	—	—	—	—	—	647,306
Repurchase agreements **	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Assets	$775,924	$286,891	$29,691,851	$238,148	$335,348	$573,572	$—	$1,234,615	$85,318	$5,569,091	$555,875	$180,402	$29,343	$2,807,988	$112,621	$149,294	$195,610	$36,911 $42,858,802
Liabilities:
OTC Interest rate swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest rate
swap contracts§	—	—	29,403,971	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29,403,971
OTC Total return swap
contracts*#	—	20,847	—	—	—	43,251	1,024	75,701	—	23,920	7,670	—	—	—	—	—	—	—	172,413
OTC Credit default
contracts — protection sold*#	98,352	—	—	—	538,319	2,061,510	—	1,326,530	—	—	2,789,913	181,535	—	1,097,668	—	—	—	—	8,093,827
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	37,778	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37,778
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts #	98,985	16,930	—	2,609	—	20,977	—	138,012	53,136	88,407	—	—	—	—	1,145	109,852	—	18,588	548,641

102 Master Intermediate Income Trust	Master Intermediate Income Trust 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Forward premium swap
option contracts #	$115,192	$42,882	$—	$169,744	$—	$—	$—	$255,261	$—	$637,867	$—	$—	$—	$113,218	$—	$—	$92,037	$—	$1,426,201
Written swap options #	—	—	—	83,142	—	—	—	600,262	—	4,252,213	—	—	—	2,476,380	17	—	—	—	7,412,014
Written options #	3,752	—	—	—	—	—	—	9	—	313,761	—	—	—	—	—	—	—	—	317,522
Total Liabilities	$316,281	$80,659	$29,441,749	$255,495	$538,319	$2,125,738	$1,024	$2,395,775	$53,136	$5,316,168	$2,797,583	$181,535	$—	$3,687,266	$1,162	$109,852	$92,037	$18,588	$47,412,367
Total Financial and
Derivative Net Assets	$459,643	$206,232	$250,102	$(17,347)	$(202,971)	$(1,552,166)	$(1,024)	$(1,161,160)	$32,182	$252,923	$(2,241,708)	$(1,133)	$29,343	$(879,278)	$111,459	$39,442	$103,573	$18,323	$(4,553,565)
Total collateral received
(pledged)†##	$459,643	$121,974	$—	$160,000	$(202,971)	$(1,552,166)	$—	$(1,081,716)	$—	$252,923	$(2,241,708)	$—	$—	$(879,278)	$110,000	$—	$103,573	$—
Net amount	$—	$84,258	$250,102	$(177,347)	$—	$—	$(1,024)	$(79,444)	$32,182	$—	$—	$(1,133)	$29,343	$—	$1,459	$39,442	$—	$18,323
Controlled collateral received
(including TBA commitments)**	$553,803	$121,974	$—	$160,000	$—	$—	$—	$—	$—	$300,000	$—	$—	$364,000	$—	$110,000	$—	$—	$—	$1,609,777
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$104,215	$—	$104,215
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(279,644)	$(1,623,769)	$—	$(1,081,716)	$—	$—	$(2,279,171)	$—	$—	$(1,055,307)	$—	$—	$—	$—	$(6,319,607)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $201,025 and $4,050,045, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

104 Master Intermediate Income Trust	Master Intermediate Income Trust 105

Shareholder meeting results (Unaudited)

April 26, 2019 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
44,704,363	883,266	692,523

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	45,131,801	1,423,290
Ravi Akhoury	42,844,556	3,710,535
Barbara M. Baumann	43,071,551	3,483,541
Katinka Domotorffy	43,034,577	3,520,515
Catharine Bond Hill	45,319,346	1,235,746
Paul L. Joskow	45,265,910	1,289,181
Kenneth R. Leibler	45,292,440	1,262,651
Robert E. Patterson	43,055,186	3,499,905
George Putnam, III	45,311,682	1,243,410
Robert L. Reynolds	45,322,150	1,232,942
Manoj P. Singh	42,932,481	3,622,610

All tabulations are rounded to the nearest whole number.

106 Master Intermediate Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡ :
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

Master Intermediate Income Trust 107

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

108 Master Intermediate Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers	Mark C. Trenchard
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	BSA Compliance Officer
Custodian
State Street Bank	Jonathan S. Horwitz	Nancy E. Florek
and Trust Company	Executive Vice President,	Vice President, Director of
	Principal Executive Officer,	Proxy Voting and Corporate
Legal Counsel	and Compliance Liaison	Governance, Assistant Clerk,
Ropes & Gray LLP		and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA713 316411 5/19

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 — October 7, 2018	—	—	—	4,956,903
October 10 — October 31, 2018	408,297	$4.47	408,297	4,907,039
November 1 — November 30, 2018	293,340	$4.44	293,340	4,613,699
December 1 — December 31, 2018	165,655	$4.29	165,655	4,448,044
January 1 — January 31, 2019	311,589	$4.41	311,589	4,136,455
February 1 — February 28, 2019	178,758	$4.46	178,758	3,957,697
March 1 — March 31, 2019	—	—	—	3,957,697

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2017, which was in effect between October 10, 2017 and October 9, 2018, allowed the fund to repurchase up to 5,355,162 of its shares. The program renewed by the Board in September 2018, which is in effect between October 10, 2018 and October 9, 2019, allows the fund to repurchase up to 5,315,336 of its shares.

**	Information prior to October 10, 2018 is based on the total number of shares eligible for repurchase under the program, as amended through September 2017. Information from October 10, 2018 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2018.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019